SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 ChemFirst inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration number, or
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

                                 CHEMFIRST INC.

                              Jackson, Mississippi

                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                -----------------

                                  May 23, 2000

To the Stockholders:

      Notice is hereby given that the Annual Meeting of the Stockholders of ChemFirst Inc. will be held at the Hilton Jackson, 1001 East County Line Road, Jackson, Mississippi, on Tuesday, May 23, 2000, at 1:30 p.m. (CST), for the following purposes:

      1. To elect five (5) directors to serve for the terms specified in this proxy statement and until their successors are elected and qualified;

      2. To act upon a proposal to amend the ChemFirst Inc. 1998 Long-Term Incentive Plan; and

      3. To transact such other business as may be properly brought before the meeting.

      Stockholders of record on March 23, 2000, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      You are urged to consider the enclosed materials and to sign and return your proxy promptly in the enclosed, postage prepaid envelope, even if you plan to attend the meeting. Any stockholder giving a proxy has a right to revoke it at any time before it is voted.

      *PLEASE DATE AND SIGN YOUR NAME EXACTLY AS IT APPEARS ON THE PROXY.


                                       By order of the Board of Directors.


                                       JAMES L. McARTHUR, Secretary
                                       ChemFirst Inc.
                                       P. O. Box 1249
                                       Jackson, Mississippi 39215-1249

March 31, 2000

* NOTICE: Stockholders receiving more than one (1) proxy because of shares registered in different names or addresses must complete and return each proxy in order to vote all shares to which such stockholder is entitled.

                                -----------------

                                 CHEMFIRST INC.

                                 PROXY STATEMENT

                                -----------------

                                  SOLICITATION

      The enclosed proxy is being SOLICITED BY THE BOARD OF DIRECTORS of ChemFirst Inc., P. O. Box 1249, Jackson, Mississippi, a Mississippi corporation ("ChemFirst" or "the Company"), for use at the 2000 Annual Meeting of the Stockholders of ChemFirst (the "Annual Meeting") to be held at the Hilton Jackson, 1001 East County Line Road, Jackson, Mississippi at 1:30 p.m. (CST), on Tuesday, May 23, 2000, and at any adjournments thereof. Stockholders may revoke their proxies by written notice to ChemFirst at any time prior to the exercise thereof, by the execution of a later proxy with respect to the same shares, or by voting their shares in person. The solicitation will be primarily by mail but may also include telephone, telegraph, or oral communications by officers or employees of the Company. Officers and employees will receive no additional compensation in connection with the solicitation of proxies. Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586, has been retained for advice and consultation and to solicit proxies for the Annual Meeting at an approximate fee of $6,500 plus expenses. All costs of soliciting proxies will be borne by ChemFirst. The approximate mailing date of the proxy statements and proxies to stockholders is March 31, 2000.

      All proxies will be voted as specified. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED: (1) FOR THE ELECTION OF FIVE (5) DIRECTORS OF CHEMFIRST TO SERVE FOR THE TERMS SPECIFIED IN THIS PROXY STATEMENT AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED; (2) FOR THE APPROVAL OF THE AMENDMENT TO THE CHEMFIRST INC. 1998 LONG-TERM INCENTIVE PLAN; AND (3) ON ALL OTHER MATTERS BY THE PERSONS NAMED IN THE PROXIES IN ACCORDANCE WITH THEIR JUDGMENT.

                                VOTING SECURITIES

      Record Date. Stockholders of record at the close of business on March 23, 2000, are entitled to notice of and to vote at the Annual Meeting.

      Shares Outstanding. As of March 16, 2000, a total of 16,392,205 shares of Common Stock were outstanding. Each share is entitled to one (1) vote per share on each matter submitted to a vote at the Annual Meeting.

      Stockholder Proposals. Proposals from stockholders intended to be included in the Company's proxy statement for the 2001 Annual Meeting must be received by the Company on or before December 1, 2000 and may be omitted unless the submitting stockholder meets certain requirements. Further, a proxy may confer discretionary authority to vote on any matter submitted outside of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, of which the Company did not have notice by February 25, 2001 or if the Company received notice before January 16, 2001.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following persons or entities beneficially own as specified in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, more than 5% of the Common Stock of the Company as of the dates indicated.

                                                                      Amount and nature of    Percent of
   Title of class             Name and address of beneficial owner    beneficial ownership      class
   --------------             ------------------------------------    --------------------    ----------
Common Stock               The Baupost Group, L.L.C. ("Baupost")          1,441,300(1)           7.9%
                           44 Brattle Street, 5th Floor                                          8.7%(4)
                           Cambridge, MA 02138

                           SAK Corporation ("SAK")                              0
                           44 Brattle Street, 5th Floor
                           Cambridge, MA 02138

                           Seth A. Klarman ("Klarman")                          0
                           44 Brattle Street, 5th Floor
                           Cambridge, MA 02138

Common Stock               Franklin Mutual Advisers, LLC                  1,463,300(2)           8.0%
                           ("Franklin")                                                          8.8%(4)
                           51 John F. Kennedy Parkway
                           Short Hills, NJ 07078

Common Stock               Goldman Sachs Group, L.P.                      1,950,000(3)          10.3%
                           Goldman, Sachs & Company                                              6.9%(4)
                           (collectively, "Goldman Sachs")
                           85 Broad Street
                           New York, NY 10004

----------
(1) According to a Schedule 13G filed with the Securities and Exchange Commission by Baupost, SAK and Klarman, as of December 31, 1999, Baupost, SAK and Klarman have sole power to vote or direct the vote, and sole power to dispose or direct the disposition of 1,441,300 shares, 0 shares, and 0 shares, respectively. According to the Schedule 13G, Baupost is a registered investment advisor. SAK is the manager of Baupost. Klarman, as sole director of SAK and a controlling person of Baupost, may be deemed to have beneficial ownership under Section 13(d) of the securities beneficially owned by Baupost. Securities reported on this Schedule as being beneficially owned by Baupost include securities purchased on behalf of a registered investment company and various limited partnerships.
(2) According to a Schedule 13G filed by Franklin Mutual Advisers LLC (formerly Franklin Mutual Advisers, Inc.) with the Securities and Exchange Commission, as of December 31, 1999, Franklin Mutual Advisers LLC has sole power to vote or direct the vote, and sole power to dispose or direct the disposition of 1,463,300 shares.
(3) According to a Schedule 13G filed by Goldman Sachs as of August 31, 1998, Goldman Sachs has shared voting power as to 1,950,000 shares and sole voting power as to 0 shares, and shared dispositive power as to 1,950,000 shares and sole dispositive power as to 0 shares. On March 3, 2000, Goldman disposed of 800,000 shares, which is not reflected in the number shown above.
(4) Revised percentage owned as of March 8, 2000, due to recent purchases of Common Stock by the Company under its stock repurchase program.

      See "Security Ownership of Management" for information as to J. Kelley Williams, Chairman and Chief Executive Officer of the Company, who is also a greater than 5% holder of Common Stock of the Company.

                               BOARD OF DIRECTORS

      The Board of Directors (the "Board") represents the interests of all stockholders and is responsible for setting policy and objectives for the Company in accord with its Charter, bylaws, Mississippi laws and other applicable governmental regulations. The Board is currently composed of eleven
(11) non-employee directors and one (1) employee, the Chief Executive Officer. The Board is divided into three (3) groups, typically elected for three-year terms. The Board held five (5) meetings during 1999. All directors of the Company have attended at least 75% of the Company's Board meetings and meetings of committees on which they serve which were held during 1999.

      The COMMITTEE ON DIRECTOR AFFAIRS is composed of four (4) non-employee directors and is responsible for recommendations for nominating new Board members, recommending appointments of members to Board Committees, and assessing Chief Executive Officer and Board performance, and recommending Board compensation for action by the Board. The Chairman of this committee also chairs executive sessions of the outside members of the Board. The Committee on Director Affairs considers suggestions for director nominations from all sources. Stockholder suggestions for nominees for the 2001 Annual Meeting, together with appropriate detailed biographical information, should be submitted to the Corporate Secretary no earlier than January 16, 2001, and no later than February 25, 2001. The Committee on Director Affairs met two (2) times during 1999. Members of this committee are Mr. Anderson, Mr. Crook, Mr. Speed and Dr. Turner (Chairman).

      The AUDIT COMMITTEE is composed of four (4) non-employee directors with broad latitude for inquiry into all operations of the Company. Its primary responsibilities include making a recommendation to the Board on the selection of independent auditors; reviewing audit reports prepared by independent auditors, internal auditors, insurance auditors and other consultants engaged by the Company to examine specific areas of corporate operations; and reviewing compliance with various governmental regulations and corporate policies and procedures. The Audit Committee met four (4) times during 1999. Members of this committee are Mr. Becker, Mr. Guyton (Chairman), Dr. Murrill and Mr. Smith.

      The COMPENSATION & HUMAN RESOURCES COMMITTEE is composed of four (4) non-employee directors and is charged with the responsibility of recommending to the Board a program of overall compensation for the Company and its subsidiaries, including executive officers and other key employees. These responsibilities include administration of the Company's Long-Term Incentive Plans. The Compensation & Human Resources Committee met four (4) times during 1999. Members of this committee are Mr. Anderson (Chairman), Mr. Ferris, Mr. Fligg and Mr. Percy.

                        PROPOSAL I: ELECTION OF DIRECTORS

      Section 3(a) of the Company's bylaws specifies in part that "The directors of the corporation shall be divided into three (3) groups which shall be as nearly equal as may be possible." Article III, Section 3(c) of the Company's bylaws and Section 3.4 of the Company's Corporate Governance Guidelines provide that each director who was, on August 22, 1995, a director of First Mississippi Corporation and who had completed less than nine consecutive years of service on the board of First Mississippi Corporation on that date will offer a written resignation upon the completion of nine consecutive years of service on either the board of First Mississippi Corporation or the Company if under age 65 at that time. In addition, all such directors who were under age 65 on August 22, 1995 will offer a written resignation upon reaching age 65. All other directors will offer resignations upon completion of nine consecutive years of service on either the Board of Directors of First Mississippi Corporation or the Company prior to age 65 and again upon reaching age 65. In each case, the Committee on Director Affairs (or successor committee) will make a recommendation with respect to such director for his continued service to the Board of Directors. Directors will retire at age 70, unless asked by the Board to serve longer pursuant to the bylaws. In accordance with these bylaw provisions, Mr. Anderson, who would have retired upon reaching age 70 on April 10, 1999, was asked by the Board to serve the remainder of his elected term. He has been asked by the Board to stand for election for an additional year and has been nominated for a one-year term to expire in 2001. Also in accordance with these bylaw provisions, Mr. Crook will retire on his 70th birthday on April 19, 2000.

      Set forth below is certain information for each nominee for election as a director and for each continuing director who is not a nominee. See the note following the directors' information regarding the 1996 distribution of ChemFirst shares for definition of "Distribution Date."

                       NOMINEES FOR ELECTION AS DIRECTORS
                TO SERVE A THREE (3) YEAR TERM TO EXPIRE IN 2003

MICHAEL J. FERRIS        Term Expires: 2000

                         Mr. Ferris, 55, a director of the Company since November 1996, is President and Chief Executive Officer, as well as a director of Pioneer Companies, Inc. of Houston, Texas, a position he has held since January 1997. Pioneer manufactures chlorine, caustic soda, muriatic acid and related products. He was formerly the Executive Vice President, Chemicals Group, of Vulcan Materials Company, a chemical manufacturer located in Birmingham, Alabama. Prior to becoming Executive Vice President of Vulcan in 1996, Mr. Ferris served in various positions at Vulcan Chemicals, a division of Vulcan Materials Company, since 1974, including President and Executive Vice President. Mr. Ferris is a director of ChemFirst Fine Chemicals, Inc., a subsidiary of the Company.

JOHN F. OSBORNE          New Nominee

                         Mr. Osborne, 56, is an engineer with over 30 years experience in the semiconductor industry, including 15 years in senior management positions. Since November 1997, he has been President of Competitive Customer Support, Twin Bridges, Montana, which provides advisory services to companies that make or use semiconductors. From 1988 to November 1997, he was a corporate senior manager of Lam Research, Fremont, California, a manufacturer of microchip fabricating equipment, including President of a business division and Vice President of various other Lam units. Prior to Lam Research, he worked for 11 years at N.V. Philips Electronics, where he had multiple management responsibilities, including Vice President/General Manager for Philips' Application Specific and

                         Microcontroller product lines. He also worked for Motorola Semiconductor, Phoenix, Arizona, in process development of lithography, metallization, and cleaning technologies. He is a director of CFM Technologies, Exton, Pennsylvania, a publicly-held manufacturer of capital equipment for semiconductor processing. He has been an advisor to the board of directors of EKC Technology, Inc., a subsidiary of the Company, since 1998.

WILLIAM A. PERCY, II     Term Expires: 2000

                         Mr. Percy, 60, a director of the Company since November 1996, is a partner of Trail Lake Enterprises, a cotton and soybean farming operation in Arcola, Mississippi, and has been since 1986. He is also President and Chief Executive Officer of Greenville Compress Co., Greenville, Mississippi, a commercial real estate company. In addition, he has been the Chairman of the Board of Staple Cotton Cooperative Association in Greenwood, Mississippi, since 1992. He is a director of Mississippi Chemical Corporation, which manufactures and sells fertilizer, and Entergy Corporation, a public utility. He was a director of First Mississippi from 1988 until the Distribution Date. He is Chairman of the ChemFirst Foundation, Inc. Board of Trustees.

R. GERALD TURNER         Term Expires: 2000

                         Dr. Turner, 54, a director of the Company since November 1996, is President of Southern Methodist University in Dallas, Texas, a position he assumed in June 1995. He was Chancellor of the University of Mississippi in Oxford, Mississippi, from 1984 to June 1995. He has been a director of JC Penney Co., Inc. since 1995, and a director of AMFM, Inc. (formerly Capstar Broadcasting), indirect owner and operator of radio stations, since 1997. He was a director of SkyTel Communications, Inc., a provider of nationwide paging and voice messaging services, from 1996 to 1999. He was a director of First Mississippi from 1987 until the Distribution Date. He is a member of the ChemFirst Foundation, Inc. Board of Trustees.

                       NOMINEE FOR ELECTION AS A DIRECTOR
                 TO SERVE A ONE (1) YEAR TERM TO EXPIRE IN 2001

RICHARD P. ANDERSON      Term Expires: 2000

                         Mr. Anderson, 71, a director of the Company since November, 1996, is Chairman of the Board of The Andersons, Inc., an agribusiness company in Maumee, Ohio. He was Chairman and Chief Executive Officer from September 1996 through 1998, and was President and Chief Executive Officer from 1981 through September 1996. He was a director of Centerior Energy Corporation, an electric utility company in Cleveland, Ohio, from 1986 to 1996, and N-Viro International Corporation, a waste recycling company in Toledo, Ohio from 1993 to 1996. He is also a director of ChemFirst Fine Chemicals, Inc., a subsidiary of the Company. As stated under "Proposal I: Election of Directors", the Board has asked Mr. Anderson to stand for election for an additional term of one (1) year.

                              CONTINUING DIRECTORS

PAUL A. BECKER           Term Expires: 2001

                         Mr. Becker, 61, a director of the Company since 1996, is President of Summit Investment Management, Vero Beach, Florida. He was Managing Director of Mitchell Hutchins Asset Management, Inc., an investment management company in New York City, and wholly owned by Paine Webber Group, Inc. from 1978 to February 1999. Mr. Becker was a director of First Mississippi from 1985 until the Distribution Date.

JAMES E. FLIGG           Term Expires: 2002

                         Mr. Fligg, 63, a director of the Company since November 1996, is retired. He was Senior Executive Vice President of BP Amoco, p.l.c., Chicago, Illinois from 1998 until his retirement in 1999. He was Senior Executive Vice President, Strategic Planning and International Business Development, Amoco Corporation, from October 1995 until Amoco's acquisition by BP in 1998. From July 1993 until October 1995, he was Executive Vice President, Chemicals Sector, Amoco Corporation. Mr. Fligg was a director of First Mississippi from 1994 until the Distribution Date.

ROBERT P. GUYTON         Term Expires: 2002

                         Mr. Guyton, 63, a director of the Company since November 1996, is self-employed as a financial consultant, a position he has held since October 1996. He was Chairman and Chief Executive Officer of Bank South Corporation, based in Atlanta, Georgia, from 1990 to 1991. He was President and Chief Executive Officer of Bank South Corporation from 1980 to 1990. He was Chairman and Chief Executive Officer of Smart Choice Holdings, Inc., an owner and operator of automobile dealerships and finance companies, from July 1996 to October 1996. He was Vice President and Financial Consultant for Raymond James & Associates, Inc., an asset management and investment banking company in Atlanta, Georgia, from August 1993 to July 1996. He was a director of First Mississippi from 1969 until the Distribution Date. He is a director of Piccadilly Cafeterias, Inc., a restaurant chain based in Baton Rouge, Louisiana.

PAUL W. MURRILL          Term Expires: 2002

                         Dr. Murrill, 65, a director of the Company since November 1996, is a professional engineer. He has been a director of Entergy Corporation since 1994, when it purchased Gulf States Utilities Company, an electric and gas utility company in Beaumont, Texas, of which Dr. Murrill was a director. Dr. Murrill served as Chairman of the Board and Chief Executive Officer of Gulf States Utilities Company from 1982 to 1986. He is a director of Piccadilly Cafeterias, Inc., a restaurant chain based in Baton Rouge, Louisiana, and was Chairman of Piccadilly from 1996 to 1999. He was a director of First Mississippi from 1969 until the Distribution Date. He is a director of ZYGO, a high precision instrument company, Middlefield, Connecticut; Howell Corporation, a diversified energy company, Houston, Texas; and Tidewater, Inc., an oil service company, New Orleans, Louisiana.

DAN F. SMITH             Term Expires: 2001

                         Mr. Smith, 54, a director of the Company since November 1996, is President and Chief Executive Officer of Lyondell Chemical Company (formerly Lyondell Petrochemical Company) of Houston, Texas, a position he has held since December 1996. He has been a director of Lyondell since November 1988. Lyondell manufactures and sells petrochemicals and refinery products. He has been CEO of Equistar Chemicals, L.P., Houston, Texas, since its formation in December 1997. Equistar is a joint venture of Lyondell, Occidental Petroleum Corporation, and Millennium Chemicals Inc. and manufactures polymers and polymer feedstocks. From August 1994 until December 1996, he was President and Chief Operating Officer of Lyondell. He has been a director of Cooper Industries, Inc. since August 1998. He is a director of First Chemical Corporation, a subsidiary of the Company.

LELAND R. SPEED          Term Expires: 2001

                         Mr. Speed, 67, a director of the Company since November 1996, is Chairman of the Board of Parkway Properties, Inc., and Chairman and Trustee of EastGroup Properties, Inc., real estate investment companies, both of Jackson, Mississippi. From April 1993 through September 1997, he was also CEO of Parkway Properties and EastGroup Properties. He is Chairman and director of Delta Industries, Inc., a construction materials manufacturer, and a director of Farm Fish, Inc., Mississippi Valley Gas Company, and KLLM Transport Services, Inc., all of Jackson, Mississippi. He was President and director of LNH REIT, INC. from 1991 through May 1996. He was a director of First Mississippi from 1965 until the Distribution Date. He is a director of EKC Technology, Inc., a subsidiary of the Company.

J. KELLEY WILLIAMS       Term Expires: 2002

                         Mr. Williams, 66, is Chairman of the Board and Chief Executive Officer of the Company, and has been since November 1996. He was Chairman and Chief Executive Officer of First Mississippi from August 1995 through the Distribution Date, and was Chairman, Chief Executive Officer and President from 1988 until August 1995. He was Chief Executive Officer and President from 1971 to 1988. He was a director of First Mississippi from 1971 to the Distribution Date. From May 1998 through September 1999, Mr. Williams was a director of First American Corporation, based in Nashville, Tennessee, which acquired Deposit Guaranty National Bank, Jackson, Mississippi, of which he was a director from 1975 until such acquisition in May 1998. Mr. Williams is a director of Placer Dome Corporation, and has been since its May 1999 merger with Getchell Gold Corporation, of which he was Chairman from October 1987 until such merger. He is Chairman of the Board of EKC Technology, Inc. and First Chemical Corporation, and a director of ChemFirst Fine Chemicals, Inc. and TriQuest, L.P., subsidiaries of the Company.

      Definition of "Distribution Date": On December 23, 1996 (the "Distribution Date"), First Mississippi Corporation contributed all of its assets and subsidiaries, other than those relating to its fertilizer business, to the

Company, which at that time was a wholly owned subsidiary of First Mississippi. First Mississippi then spun off the Company in a tax-free distribution of the Company's common stock to First Mississippi shareholders (the "ChemFirst Distribution") on the Distribution Date. The ChemFirst Distribution occurred immediately prior to and in connection with the merger of First Mississippi with a wholly owned subsidiary of Mississippi Chemical Corporation on December 24, 1996, pursuant to an Agreement and Plan of Merger and Reorganization dated as of August 27, 1996.

                  THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES.

      Voting Procedures on Election of Directors. Stockholders have the right to vote "For" or "Withhold Authority" to vote for some or all of the nominees for directors. Pursuant to the Company's bylaws and Mississippi law, the presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum to convene the Annual Meeting. Therefore, any proxy authorized to be voted at the Annual Meeting on any matter, whether or not marked to "Withhold Authority" or to effect a broker non-vote, will be counted in establishing a quorum. The election of directors will require the affirmative vote of a plurality of the shares voted at the Annual Meeting in person or by proxy. Votes withheld and broker non-votes will not be included in vote totals for director nominees and will have no effect on the outcome of the vote. In the absence of specific instructions, proxies will be voted for the nominees.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The directors and executive officers of the Company beneficially own (as specified in Rule 13d-3(d)(1)(i) of the Securities Exchange Act of 1934, as amended) as of March 8, 2000, Common Stock of the Company as follows:

                                                Common Stock          Percent of
 Director/Officer                          Beneficially Owned (1)        Class
 ----------------                          ----------------------     ----------

Richard P. Anderson
   Common Stock                                     9,450 (2)
   NQSOs                                            7,950
                                                   ------
      Total                                        17,400                  *

Paul A. Becker
   Common Stock                                    10,000
   NQSOs                                            7,950
                                                   ------
      Total                                        17,950                  *

James W. Crook
   Common Stock                                    47,937 (3)
      NQSOs                                         7,950
                                                   ------
      Total                                        55,887                  *

Michael J. Ferris
   Common Stock                                       500 (4)
   NQSOs                                            6,075
                                                   ------
      Total                                         6,575                  *

James E. Fligg
   Common Stock                                     3,610
   NQSOs                                            6,075
                                                   ------
      Total                                         9,685                  *

Robert P. Guyton
   Common Stock                                    23,000
   NQSOs                                            7,950
                                                   ------
      Total                                        30,950                  *

                                                Common Stock          Percent of
 Director/Officer                          Beneficially Owned (1)        Class
 ----------------                          ----------------------     ----------

Paul W. Murrill
   Common Stock                                     7,926 (5)
   NQSOs                                            7,950
   Convertible Subordinated Debentures              6,039
                                                   ------
      Total                                        21,915                 *

John F. Osborne
   Common Stock                                     3,000
                                                   ------
      Total                                         3,000                 *

William A. Percy, II
   Common Stock                                    40,301 (6)
   NQSOs                                            7,950
   Convertible Subordinated Debentures              6,039
                                                   ------
      Total                                        54,290                 *

Dan F. Smith
   Common Stock                                     1,000 (7)
   NQSOs                                            6,075
                                                   ------
      Total                                         7,075                 *

Leland R. Speed
   Common Stock                                    16,746
   NQSOs                                            7,950
   Convertible Subordinated Debentures              6,039
                                                   ------
      Total                                        30,735                 *

R. Gerald Turner
   Common Stock                                     7,900 (8)
   NQSOs                                            7,950
                                                   ------
      Total                                        15,850                 *

J. Kelley Williams
   Common Stock                                 1,095,773 (9)
   NQSOs                                          357,680
   Convertible Subordinated Debentures             90,563
                                                 --------
      Total                                     1,544,016                9.0%

R. Michael Summerford
   Common Stock                                    71,655
   NQSOs                                          185,363
                                                  -------
      Total                                       257,018                 *

George M. Simmons
   Common Stock                                     6,022
   NQSOs                                           71,940
                                                   ------
      Total                                        77,962                 *

P. Jerry Coder
   Common Stock                                       795
   NQSOs                                           62,015
                                                   ------
      Total                                        62,810                 *

J. Steve Chustz
   Common Stock                                     2,224 (10)
      NQSOs                                        93,777
                                                   ------
      Total                                        96,001                 *

                                                Common Stock          Percent of
 Director/Officer                          Beneficially Owned (1)        Class
 ----------------                          ----------------------     ----------

All Directors and Officers
   as a Group (24 persons)
   Common Stock                                   1,379,467 (11)
   NQSOs                                          1,066,704
   Convertible Subordinated Debentures              108,680
                                                  ---------
      Total                                       2,554,851             14.4%

----------
* Represents less than 1% of class.

(1) Certain numbers represent shares of Common Stock of the Company underlying the Convertible Subordinated Debentures and Nonqualified Stock Options ("NQSOs") beneficially owned by the directors and executive officers. The Debentures are immediately convertible into the specified number of shares of Convertible Preferred Stock of the same series and then immediately convertible into the specified number of shares of Common Stock of the Company. NQSOs are exercisable no earlier than six (6) months from date of grant into shares of Common Stock of the Company.
(2)   Shared voting and investment power of 3,700 shares with Mrs. Anderson.
(3) Included are 700 shares owned by Mrs. Crook of which Mr. Crook has no voting and investment power and disclaims beneficial ownership. Mr. Crook will retire on April 19, 2000 in accordance with Company bylaws.
(4)   Shared voting and investment power with Mrs. Ferris.
(5) Included are 775 shares owned by Mrs. Murrill of which Dr. Murrill has no voting and investment power and disclaims beneficial ownership.
(6) Included are 31,500 shares of which Mr. Percy has sole voting and investment power as President and CEO of Greenville Compress Company and of which he disclaims beneficial ownership.
(7)   Shared voting and investment power with Mrs. Smith.
(8)   Shared voting and investment power of 7,800 shares with Mrs. Turner.
(9) Excluded are 61,750 shares held in the Jean P. Williams Revocable Trust, of which Mr. Williams has no voting and investment power and disclaims beneficial ownership.
(10)  Shared voting and investment power of 100 shares with Mrs. Chustz.
(11) Except for 446 shares for which Mr. Browning has shared voting and investment power, and except as otherwise indicated in these notes, the shares beneficially owned by the persons indicated in the table above represent sole voting and investment power.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers and directors of the Company and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission and the New York Stock Exchange. The Company monitors compliance and acts as the Compliance Officer for such filings of its executive officers and directors and prepares and files reports for such persons based on information supplied by them. Based solely on its review of such information, the Company believes that for 1999, its executive officers and directors were in compliance with all applicable filing requirements.

                              DIRECTOR COMPENSATION

      Directors who are not employees are compensated for their services with a retainer of $16,000 per year. In addition, non-employee directors receive fees for attendance at duly called Board and committee meetings. The fees paid are $1,000 per day for attendance at duly called Board and committee meetings or a fee of $500 for half-day committee meetings except for committee chairmen, who receive a fee of $1,250 per day for meetings and $625 for half-day meetings. These fees are recommended by the Committee on Director Affairs to align Board compensation with peer companies. Travel expenses to and from meetings are reimbursed to all directors. No fees are paid for informal meetings. Attendance at meetings held by telephone conference call are paid at the half-day rate. Directors performing special services at the request of the Chief Executive Officer are paid a per diem of $1,000 per day, except for committee chairmen, who are paid a per diem of $1,250 per day.

      Under the Company's 1995 Long-Term Incentive Plan, as amended, and the 1998 Long-Term Incentive Plan (collectively, the "Long-Term Incentive Plans"), each non-employee director is entitled to receive Awards which may be in the form of stock options, restricted stock, stock appreciation rights, performance shares or units, supplemental cash, or other such forms as appropriate. The Compensation Committee annually reviews and the Company's Board of Directors annually approves potential award ranges for the directors based on, among other criteria, condition and performance of the Company versus long-term goals. In February 1999, each non-employee director received an option to purchase 1,500 shares of Common Stock of the Company, at an exercise price of $19.2813 and which vested 100% on August 23, 1999, pursuant to the 1998 Long-Term Incentive Plan.

      In addition, under the Long-Term Incentive Plans, directors are permitted to make an irrevocable election to receive share units ("Share Units") in exchange for deferring all or some portion of their annual retainer at a per Share Unit exchange price that is equal to 85% of the fair market value of Company Common Stock determined as of the first day of the year during which all or a portion of the deferred retainer was to be paid. Dividends earned pursuant to the Share Units are reinvested in the form of additional Share Units.

      In fiscal 1986, First Mississippi established a Deferred Income Plan for Directors, Officers and Key Employees ("Plan A") pursuant to which deferral opportunities in any given year, up to a maximum of three (3) years, were offered at the discretion of the Board. In connection with the ChemFirst Distribution, the Company assumed the obligations of First Mississippi under Plan A (and Plan B, discussed below). Effective January 1, 1994, Plan A was amended to change the interest rate prospectively to 120% of the applicable annual federal long-term rate as specified in the Internal Revenue Code. At the same time, the Board closed Plan A for any new participants or deferral opportunities, subject to the existing rights and obligations thereunder. Plan A was further amended effective September 15, 1997, to allow participating directors to invest existing account balances in Share Units in lieu of the interest-bearing investment alternative set forth in the original plan. Share Units purchased under Plan A were acquired at a price equal to the fair market value of a share of Company Common Stock on the date of valuation and were subject to other terms and conditions similar to those which are applicable to Share Units purchased under Plan B, as discussed below. In February 1998, the Board further amended Plan A to remove the Share Unit investment alternative referenced above and replace it with a new crediting option which allows participating directors to invest existing account balances at an annual crediting rate which is based on total stockholder return on the Company's Common Stock.

      In fiscal 1989, First Mississippi established a successor Deferred Compensation Plan for Outside Directors ("Plan B") to insure continuation of deferral opportunities for directors. Plan B was amended effective January 1, 1994, to change the interest rate prospectively to 120% of the applicable annual federal long-term rate as specified in the Internal Revenue Code. Plan B was further amended effective July 1, 1997, to allow participating directors to invest existing account balances and future compensation deferrals in Share Units in lieu of the interest-bearing investment alternative of the original plan. Except for certain conversions of existing balances within two (2) years of termination of Board service that are converted at fair market value of the Company's Common Stock, Share Units purchased in Plan B are acquired at a price equal to 85% of the fair market value of a share of Company Common Stock on the date of valuation. Except for the initial election to convert existing account balances, which had a valuation date of July 1, 1997, the valuation date for all elections to purchase or convert to Share Units under Plan B is the first trading date in the calendar year immediately following the year of election. In distributing a participating director's account balance at termination of Board service, each Share Unit in such account is valued at the fair market value of a share of the Company's Common Stock on the date of valuation. The deferrals under both Plan A and Plan B are held by the Company until retirement, resignation or other termination of services. Director J. Kelley Williams participates as an employee in Plan A but does not participate in Plan B. Directors Anderson, Becker, Crook, Ferris, Fligg, Smith, Speed and Turner currently participate in Plan B. During 1999, directors purchased Share Units under Plan B in the following amounts: Mr. Anderson, 1,848; Mr. Crook, 1,537; Mr. Ferris, 1,564; Mr. Fligg, 1,470; Mr. Smith, 1,593; Mr. Speed, 362; and Dr. Turner, 1,002.

      The Company furnishes directors with $100,000 accidental death and dismemberment and $250,000 of business travel accident protection. The Company also has a Retirement Plan for its non-employee directors under which all directors who have served at least one three-year term will, under certain conditions, receive an annual retirement benefit equal to their annual retainer at retirement for each year of service, not to exceed fifteen (15) years. The amount of the retainer to be received after retirement shall be fixed at the time of retirement. The plan also provides for a lump sum payment to a director under certain conditions in the event of a change of control and to his beneficiary upon his death.

                               EXECUTIVE OFFICERS

      The following sets forth certain information with respect to the executive officers of the Company, including age as of the date of the Annual Meeting. All executive officers of the Company were elected to the current term effective January 1, 1999, to serve at the pleasure of the Company's Board of Directors for a term of one (1) year and thereafter until their successors are elected and qualified. See the note following the director's information for the definition of Distribution Date.

      Daniel P. Anderson. Mr. Anderson, 47, is Vice President, Health, Safety and Environmental Affairs of the Company. He was Vice President, Health, Safety and Environmental Affairs of First Mississippi from July 1995 to the Distribution Date. From 1990 to 1995, he was Vice President, Environmental Affairs, of First Chemical Corporation, a subsidiary of the Company.

      Max P. Bowman. Mr. Bowman, 39, has been Vice President, Finance and Treasurer of the Company since November 1998. He was formerly Treasurer and Corporate Risk Manager of the Company from 1996 to November 1998. From 1993 until the Distribution Date, he was Internal Audit/Corporate Risk Manager of First Mississippi.

      Troy B. Browning. Mr. Browning, 47, is Controller of the Company and has been since 1996. He was Controller of First Mississippi from 1983 until the Distribution Date.

      J. Steve Chustz. Mr. Chustz, 51, is General Counsel of the Company and has been since 1996. He was General Counsel of First Mississippi from 1993 until the Distribution Date.

      P. Jerry Coder. Mr. Coder, 57, is President of EKC Technology, Inc., a subsidiary of the Company, and has been since December 1992.

      William B. Kemp. Mr. Kemp, 51, is Vice President, Human Resources, and has been since June 1997. From 1992 through June 1997, he was Vice President, Human Resources of Rust Environmental and Infrastructure, an engineering consulting firm.

      Scott A. Martin. Mr. Martin, 41, is President of ChemFirst Fine Chemicals, Inc. (formerly Quality Chemicals, Inc.), a subsidiary of the Company, and has been since October 1996. From 1993 to October 1996, he was Vice President and General Manager, Custom Manufacturing of Quality Chemicals, Inc.

      James L. McArthur. Mr. McArthur, 56, is Secretary and Manager, Investor Relations of the Company and has been since 1996. He was Secretary and Manager, Investor Relations of First Mississippi from 1993 until the Distribution Date.

      George M. Simmons. Mr. Simmons, 57, is President of First Chemical Corporation, a subsidiary of the Company, and has been since July 1995. From 1985 through June 1995, he was Vice President, Marketing of First Chemical Corporation.

      R. Michael Summerford. Mr. Summerford, 51, has been President and Chief Operating Officer of the Company since September 1998. He was Vice President and Chief Financial Officer of the Company from the Distribution Date until September 1998. From 1988 until the Distribution Date, he was Vice President and Chief Financial Officer of First Mississippi.

      Roger L. Van Duyne. Mr. Van Duyne, 58, is President of TriQuest, L.P., a limited partnership of which the Company owns an 87.5% interest, a position he has held since January 1998. From July 1997 through December 1997, he was Business Director, Acylation Derivatives of Clariant Fine Chemicals Group. He was Business Director, Acylation Derivatives of Hoechst Celanese Fine Chemicals Division from July 1995 until July 1997, and was Business Director, Polymer Enhancement Chemicals of Hoechst Celanese Bulk Pharmaceuticals and Intermediates Division from January 1993 until July 1995.

      J. Kelley Williams. Mr. Williams, 66, is Chairman of the Board and Chief Executive Officer of the Company, and has been since November 1996. He was Chairman and Chief Executive Officer of First Mississippi from August 1995 through the Distribution Date, and was its Chairman, Chief Executive Officer and President from 1988 until August 1995. He was Chief Executive Officer and President from 1971 to 1988. He was a director of First Mississippi from 1971 to the Distribution Date.

                           SUMMARY COMPENSATION TABLE

                                                                                        Long-Term
                                                                                      Compensation
                                                 Annual Compensation                     Awards
                                            --------------------------------------    ------------
                                                                        Other          Securities
                                                                       Annual          Underlying       All Other
                                            Salary        Bonus    Compensation(1)     Options(2)    Compensation(3)
Name and Principal Position       Year        ($)          ($)           ($)              (#)              ($)
---------------------------       ----      ------        -----    ---------------     ----------    ---------------
J. Kelley Williams                1999      501,923     299,600       560,993            100,000         64,236
Chairman & Chief Executive        1998      500,000           0       345,122             59,600         35,322
Officer                           1997      500,000     600,000       379,551             60,000        405,342

R. Michael Summerford             1999      301,154     163,500            --            100,000         23,636
President & Chief                 1998      232,667      34,600            --             30,700         17,289
Operating Officer                 1997      199,000     144,500            --             27,150         21,593

George M. Simmons,                1999      188,121     108,000       435,305             30,750         43,092
President,                        1998      180,838      23,900            --             14,550         29,081
First Chemical Corporation        1997      172,227     121,000        57,996             20,300         54,167

P. Jerry Coder,                   1999      176,000      74,700            --             29,025         22,271
President,                        1998      164,281      58,000            --             11,300         15,452
EKC Technology, Inc.              1997      150,713      98,000            --             16,950         34,475

J. Steve Chustz,                  1999      175,365      49,900            --             28,650         10,414
General Counsel                   1998      152,885      16,700            --             14,500          7,872
                                  1997      135,067      71,100            --             14,150         20,356

----------
(1) Other Annual Compensation includes payouts under Performance Option arrangements and direct cash payments related to long-term incentive tax reimbursements. Aggregate perquisites and other personal benefits were less than either $50,000 or 10% of the total annual salary and bonus reported for the named Executive Officers and are excluded from the table. Tax reimbursement payments are made to eligible employees equal to 37% of the Company's federal income tax deduction resulting from the exercise of Convertible Subordinated Debenture Options, NQSOs, Incentive Stock Options and Performance Options. Tax reimbursement payments are not applicable for options granted after August 21, 1995. Tax reimbursement payments in 1999 to Mr. Williams and Mr. Simmons were $560,993 and $57,102, respectively. Tax reimbursement payment in 1998 to Mr. Williams was $345,122. Tax reimbursement payments in 1997 to Mr. Williams and Mr. Simmons were $379,551 and $57,996, respectively. Performance Option payouts in 1999 were $378,203 to Mr. Simmons.
(2) NQSOs were granted to executive officers and certain key employees of the Company in 1999, 1998, and 1997. The options in 1998 were granted under the 1998 Long-Term Incentive Plan and 1995 Long-Term Incentive Plan. The options in 1997 were awarded under the 1995 Long-Term Incentive Plan. No shares of Common Stock of the Company are available for the grant of awards under the 1988 Long-Term Incentive Plan. The share amounts for a particular fiscal year under this column reflect only the shares underlying options which were granted during the respective fiscal year.
(3)   All Other Compensation is comprised of the following:
            Above-market interest under the Deferred Income Plan A. The above-market portion of interest earned under the Deferred Income Plan A in 1998 was $6,944 and $13,063 for Mr. Summerford and Mr. Simmons, respectively. See "Director Compensation" for a description of Plan A.
            Company's contributions to the ChemFirst Inc. 401(k) and Employee Stock Ownership Plan and Trust ("401(k)/ESOP"). Company contributions in 1999 to the 401(k) portion of this plan were $6,400, $6,400, $5,776,
      $6,384, and $6,362 for Mr. Williams, Mr. Summerford, Mr. Simmons, Mr. Coder, and Mr. Chustz, respectively. Company contributions in 1999 to the ESOP portion of this plan were $800, $800, $722, $798, and $795 for Mr. Williams, Mr. Summerford, Mr. Simmons, Mr. Coder, and Mr. Chustz, respectively.
            Company's Benefits Restoration Plan ("BRP") contributions. The Company's BRP permits the Company to make contributions to the 401(k) portion and the ESOP portion of the 401(k)/ESOP in amounts permitted by that plan, but that would otherwise be in excess of those permitted by certain Internal Revenue Code limitations. 401(k)-related accruals under the BRP in 1999 were $12,477, $5,600, $549, $656 and $652 for Mr.
      Williams, Mr. Summerford, Mr. Simmons, Mr. Coder, and Mr. Chustz, respectively. ESOP-related accruals under the BRP in 1999 were $1,256, $696, $0, $0 and $0 for Mr. Williams, Mr. Summerford, Mr. Simmons, Mr. Coder, and Mr. Chustz, respectively.
            Cash subsidies related to the executive life insurance program. Cash subsidies in 1999 were $17,815, $2,777, $2,979, $2,804 and $1,620 for Mr.
      Williams, Mr. Summerford, Mr. Simmons, Mr. Coder and Mr. Chustz, respectively. The executive life insurance program was changed effective November 1, 1995 to provide cash subsidies to participants based on age-based premium cost replacing a program under which the Company provided the insurance and paid the premiums directly.

            Dollar value difference between the purchase price and fair market value of Share Units purchased under the BRP and the Long-Term Incentive Plans. The BRP, 1995 Long-Term Incentive Plan and 1998 Long-Term Incentive Plan permit Officers to defer certain salary and bonus amounts in the form of Share Units. The price paid by the Officers for each Share Unit pursuant to these plans in 1999 was $19.2505 for salary deferral (85% of the fair market value of the Company's Common Stock on January 4, 1999) and $16.15 for bonus deferral (85% of the fair market value of the Company's Common Stock on March 7, 2000). The dollar value of amounts earned on deferred compensation during 1999 is calculated by comparing the difference between the applicable Share Unit purchase price and the fair market value of the Company's Common Stock on the date the deferred compensation is earned by the Officer. Because these amounts are calculated at the time the compensation is earned, the actual value of such compensation received by the Officers will vary in accordance with fluctuations in the per share price of the Company's Common Stock. For 1999, the aggregate preferential amounts for each of the named Officers was $25,489, $420, $16,731, $10,502 and $984, for Mr. Williams, Mr.
      Summerford, Mr. Simmons, Mr. Coder and Mr. Chustz, respectively.

                            OPTION GRANTS IN 1999(1)

                                Individual Grants

                                                                                   Potential Realizable
                                        % of Total                                   Value at Assumed
                           Number of      Options                                      Annual Rates
                          Securities    Granted to                                    of Stock Price
                          Underlying        all          Exercise                    Appreciation for
                            Options      Employees        Price     Expiration        Ten-Year Option
Name                        Granted    in Fiscal Year    ($/share)     Date             Term ($)(2)
-----                     ----------   --------------    ---------  ----------    -----------------------
                                                                                     5%            10%
                                                                                    ----          ----
J. Kelley Williams        100,000         18.9%          19.2813     02/23/09     1,212,591     3,072,943
R. Michael Summerford     100,000         18.9%          19.2813     02/23/09     1,212,591     3,072,943
George M. Simmons          30,750          5.8%          19.2813     02/23/09       372,872       944,930
P. Jerry Coder             29,025          5.5%          19.2813     02/23/09       351,954       891,922
J. Steve Chustz            28,650          5.4%          19.2813     02/23/09       347,407       880,398

----------
(1) Options shown in this table represent NQSOs granted to executive officers named in the Summary Compensation Table under the 1998 Long-Term Incentive Plan on February 23, 1999. No other awards were granted to these individuals pursuant to the Long-Term Incentive Plans.
(2) The dollar amounts under these columns represent the potential realizable value of each grant assuming that the market value of the Company's Common Stock appreciates from the date of grant to the expiration of the option at annualized rates of 5% and 10%. These assumed rates of appreciation have been specified by the Securities and Exchange Commission for illustrative purposes only and are not intended to forecast future financial performance or possible future appreciation in the price of Company Common Stock. Optionees will only realize value from this grant if the price of Company Common Stock appreciates, which would benefit all stockholders commensurately.

              AGGREGATED 1999 OPTION EXERCISES AND YEAR END VALUES

                                                                    Number of Securities          Aggregate Value of
                                                                   Underlying Unexercised      Unexercised, In-the-Money
                                   Number of                         Options at 12/31/99       Options at 12/31/99($)(1)
                                Shares Acquired      Value       --------------------------------------------------------
Name                              on Exercise     Realized ($)   Exercisable   Unexercisable  Exercisable   Unexercisable
----                            ---------------   ------------   -----------   -------------  -----------   -------------
J. Kelley Williams                  90,563         1,516,196        412,403        47,760       2,229,186       -0-
R. Michael Summerford                 --              --            173,653        35,850         450,942       -0-
George M. Simmons                    2,013          30,435          74,850         12,790         109,063       -0-
P. Jerry Coder                        --              --            54,105         10,170          97,332       -0-
J. Steve Chustz                       --              --            85,147         11,530         443,725       -0-

----------
(1) Value was computed as the difference between the individual option price and the per share closing price of Company Common Stock on December 31, 1999, as reported on the consolidated transaction system for New York Stock Exchange issues. Only options with fair market values in excess of the exercise price are reflected in this column.

                               OTHER COMPENSATION

      In 1970, First Mississippi stockholders authorized a noncontributory retirement plan for the employees of First Mississippi. In connection with the ChemFirst Distribution, the Company assumed the obligations of First Mississippi under this retirement plan. Employees become 100% vested after five (5) years of employment. The retirement plan provides for normal retirement at age sixty-five
(65) with actuarially adjusted provisions for early and postponed retirement dates. Retirement benefits are based on years of service and average compensation (wages and salary) of the five (5) highest consecutive years during employment. The benefits listed in the table below are not subject to any reduction for social security or other offset amounts.

      The following table shows the estimated annual retirement benefit payable to participating employees including executive officers on earnings and years of service classifications as indicated.

      Average Annual            Estimated Annual Benefits for Years of Credited Service
  Compensation (5 Highest       -------------------------------------------------------
     Consecutive Years          10 Years          20 Years       30 Years      40 Years
  -----------------------       --------          --------       --------      --------
         $100,000               $17,712           $ 35,424       $ 53,136      $ 70,848
          150,000                26,712             53,424         80,136       106,848
          200,000                35,712             71,424        107,136       142,848
          300,000                53,712            107,424        161,136       214,848
          400,000                71,712            143,424        215,136       286,848
          450,000                80,712            161,424        242,136       322,848
          500,000                89,712            179,424        269,136       358,848

      The table includes amounts that exceed limitations allowed under Section 415 of the Internal Revenue Code. The Company's BRP provides that if an individual's retirement benefits calculated under the retirement plan exceed the maximum allowed under the Code, the Company may supplement such employee's benefits under certain conditions to the extent such benefit is in excess of the limitation.

      Years of service for the executive officers listed in the Summary Compensation Table are: J. Kelley Williams, 32.7 years; R. Michael Summerford,
21.4 years; George M. Simmons, 15.0 years; P. Jerry Coder, 7.6 years; and J. Steve Chustz, 22.7 years.

Termination Agreements

      During fiscal 1996, the Board of Directors of First Mississippi approved Termination Agreements for the executive officers of First Mississippi, including Mr. Williams, Mr. Summerford, Mr. Simmons, Mr. Coder and Mr. Chustz. Pursuant to that certain Agreement and Plan of Distribution between First Mississippi and the Company dated as of December 18, 1996, the Company assumed the obligations of First Mississippi under the Termination Agreements. The Termination Agreements are contingent upon a Change of Control, as defined in the Agreements, and provide for two three-year terms which are automatically extended unless the Company determines not to renew or there is a Change of Control of the Company during any three-year term. Each officer, other than the Chief Executive Officer, would be paid upon termination of employment for reasons other than cause, death or disability or upon resignation for good reason, subsequent to a Change of Control during the term of the Termination Agreement, three times the sum of the five-year average of his annual base salary and bonus. The Company's Chief Executive Officer is entitled to the same termination benefit as described above for all other executive officers, except that the Chief Executive Officer may resign for any reason, as opposed to "good reason," within 36 months of a Change of Control and still be entitled to the termination benefit. Upon termination, the individual would have the option, unless he notifies the Company otherwise, to receive a cash payment equal to the cash value of all his NQSOs, Debenture Options and Convertible Debentures, whether then exercisable or not. Following termination, the Company may pay amounts due to individuals for stock disposition of grants issued in 1994 and earlier under the Company's tax sharing plan. No individual would receive payments in the event of death, disability or termination for cause. In addition, the Termination Agreements provide for an additional payment to be made by the Company to the Chief Executive Officer if any of the severance payments provided for by the Termination Agreements or any other payments made pursuant to a Change of Control of the Company (the "Total Payments") become subject to an additional tax ("Excise Tax") imposed by Section 4999 of the Code, such that the net of all of the payments received by the officer after the imposition of the Excise Tax on the Total Payments and any federal income tax on the additional payment shall be equal to the Total Payments.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Chief Executive Officer serves as a member ex-officio of the Compensation & Human Resources Committee, but may not serve as Chairman or vote or participate in or be present for Committee decisions regarding his own compensation. He does not make recommendations about or participate in decisions regarding any aspect of his compensation.

      In addition, Mr. Williams, a director of the Company, was an executive officer (Chairman of the Board of Directors) of Getchell Gold Corporation prior to its merger with Placer Dome Corporation in May 1999, and Mr. Summerford, an executive officer of the Company, was a director of Getchell Gold Corporation until such merger, at which time he resigned as a director.

                              RELATED TRANSACTIONS

      In October 1995, First Mississippi Corporation distributed to its stockholders the shares of Getchell Gold Corporation, formerly FirstMiss Gold Inc., held by First Mississippi. As part of this distribution, the Company received a promissory note in settlement of all prior cash advances. The aggregate unpaid principal amount of this note as of December 31, 1998 was $28,918,000. In May 1999, Getchell merged with Placer Dome Inc., resulting in the prepayment of all the principal and interest due to the Company.

      During 1999, First Chemical Corporation, a subsidiary of the Company, purchased a total of $404,581 in products from Pioneer Companies, Inc. or its affiliates. Michael J. Ferris, a director of the Company, is President, CEO and a director of Pioneer.

      During 1999, ChemFirst Fine Chemicals, Inc. and First Chemical Corporation, subsidiaries of the Company, purchased a total of $1,227,910 in products from Lyondell Chemical Company and its affiliate Equistar Chemicals, L.P. Dan F. Smith, a director of the Company, is President, CEO and a director of Lyondell and CEO of Equistar.

    COMPENSATION & HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      Philosophy. The Company's compensation philosophy is designed to maximize stockholder value and serve the best interest of stockholders and employees. The philosophy incorporates the following principles:

            (a) Compensation should attract and retain qualified employees and stimulate their useful and profitable efforts on behalf of the Company;

            (b) Compensation should be internally equitable and externally competitive; and

            (c) Compensation should be defined broadly and comprehensively.

      Committee Members. The Compensation & Human Resources Committee (the "Compensation Committee") is a Committee of the Board composed of not less than three (3) directors who are not officers or regular employees of the Company or of any subsidiary of the Company. The Chief Executive Officer ("CEO") of the Company is also a member ex-officio but may not serve as chairman or vote or participate in or be present for Compensation Committee decisions regarding his own compensation. The Compensation Committee selects and is advised by independent outside consultants as considered appropriate.

      Charter. The Compensation Committee operates under a charter approved by the Board, which formally defines responsibilities, authorities, and procedures. The charter provides for members to be elected annually by the Board. The chairman is elected annually by the Compensation Committee. The primary responsibility of the Compensation Committee is to assure development, implementation and maintenance of competitive compensation and benefits to attract, motivate and retain qualified officers, management and employees.

      Overall compensation and benefits are targeted at the median or mid-market of peer companies. Compensation includes base pay and annual and long-term performance incentives. Incentives are tied to the Company's financial results versus peer companies and/or to specific performance objectives linked to stockholder value. Peer companies are public companies with products and markets and other characteristics comparable to the Company and/or its subsidiaries.

      Duties. The Compensation Committee's duties include the following:

            (a) To recommend to the Board compensation policies for the Company and its subsidiaries;

            (b) To recommend to the Board the base salary and annual incentive awards for Executive Officers;

            (c) To review and report to the Board base salaries and annual incentive awards for other highly compensated officers and employees; and

            (d) To designate participants and grant awards under the Long-Term Incentive Plan.

Components of Executive Compensation

      Base Salary. The Compensation Committee annually reviews and compares base salaries and salary ranges for similar positions in other companies in relevant markets defined by company size, industry and location. Executive, technical and other highly compensated positions are valued in the national market using data developed by nationally recognized compensation consulting firms. The published compensation data used by the Compensation Committee to establish base salary ranges is not necessarily comprised of the same peer group of companies included in the Five-Year Cumulative Total Return Graph. Salary ranges and actual salaries are adjusted annually, taking into consideration position value, market pricing, operating results, individual performance and other relevant factors.

      The Compensation Committee recommended and the Board approved merit increases to the four (4) named Executive Officers, other than the CEO, which averaged 5% in 1999.

      Annual Incentive Awards. Annual incentive awards, in the form of cash payments, are designed to achieve specific short-term results and to further long-term objectives. Financial and other objectives for the Company, its subsidiaries, and program participants are set at the beginning of each fiscal year. This process involves the Board, the Compensation Committee, the CEO and program participants. The Compensation Committee annually reviews and recommends to the Board participation and award opportunity. Award opportunity is based on guidelines developed by nationally recognized compensation consultants. At fiscal year end, incentives are awarded following review of Company and subsidiary results and performance versus objectives, and peer results and personal performance of participants versus objectives. As a general rule, no awards are made unless the Company is profitable. However, awards have been made for superior individual performance in profitable subsidiaries when the Company has had a loss.

      In March 2000, the Compensation Committee recommended and the Board approved annual incentive awards, in the total amount of $392,900 for the four
(4) named Executive Officers other than the CEO based on a review of Company and subsidiary results and performance for 1999.

      Long-Term Incentive Awards. Participation in the Long-Term Incentive Plan is limited to officers and key managers based on responsibility, authority, potential impact on the Company and competitive practice for similar positions in peer companies. The Compensation Committee annually reviews and approves participation and potential award ranges. Award ranges are based on guidelines developed by nationally recognized compensation consultants. At fiscal year end, the Compensation Committee reviews Company condition and performance versus long-term goals and recommends awards under the Long-Term Incentive Plan. Awards may be in the form of stock options, debenture options, restricted stock, stock appreciation rights, performance shares or units, supplemental cash or other such forms as appropriate.

      The Company also has three (3) Performance Unit Plans outside of the Long-Term Incentive Plans for certain of its non-public subsidiaries in which subsidiary executive officers participate, and in which awards are payable in cash only based on the subsidiary's profits and price earning multiples of a group of publicly held peer companies. No grants are currently awarded under these plans, but some units remain unexercised.

      The Compensation Committee granted 188,425 nonqualified stock options to the four (4) named Executive Officers excluding the CEO in 1999.

      CEO Compensation. At fiscal year end, the Committee on Director Affairs (which is composed of independent directors) evaluates the CEO's performance versus objectives established at the beginning of the year. The Compensation Committee considers this evaluation and compensation at peer companies in its review and makes a recommendation to the Board regarding CEO compensation. This performance evaluation includes an assessment of total return to shareholders versus peers, return on equity, operating earnings compared to budget and prior year, financial performance versus peers, restructuring and dispositions, balance sheet improvements and market capitalization. Mr. Williams received no base salary increase during 1999. In March 2000, the Compensation Committee recommended and the Board approved an annual incentive award of $299,600 for Mr. Williams based on 1999 results. During 1999, Mr. Williams received 100,000 non-qualified stock options priced at fair market value on date of grant.


                                       COMPENSATION & HUMAN RESOURCES COMMITTEE


                                       Richard P. Anderson, Chairman
                                       Michael J. Ferris
                                       James E. Fligg
                                       William A. Percy, II

      The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (collectively the "Acts"), except to the extent the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

                                PERFORMANCE GRAPH

      The following line graph compares the cumulative total stockholder return on the Company's Common Stock during the five-year period ended December 31, 1999, to the Standard and Poor's 500 Stock Index and cumulative total stockholder return of peer issuers selected by the Company over the same period. For financial reporting purposes, First Mississippi Corporation's historical financial statements, restated to present the fertilizer business as a discontinued operation, serve as the Company's financial statements for periods prior to the ChemFirst Distribution. Accordingly, for purposes of this Performance Graph, the cumulative total stockholder return on the Company's Common Stock during the two-year period ending December 31, 1996 is deemed to equate with the cumulative total stockholder return of First Mississippi Common Stock during the same period. In addition, for purposes of the peer group discussion below, the historical business operations and business developments of First Mississippi for periods prior to December 31, 1996 are deemed to be those of the Company. The graph assumes a one-hundred dollar ($100) investment on December 31, 1994 and the reinvestment of all dividends.

                        Comparison of Five-Year Return on
                         ChemFirst Inc. Common Stock to
                        S&P 500 Index & Peer Group Index

                      Dec-94    Dec-95    Dec-96    Dec-97     Dec-98    Dec-99
                      ------    ------    ------    ------     ------    ------

ChemFirst             100.00    173.07    208.09    258.28     183.93    207.12
S&P 500 Index         100.00    137.54    169.09    225.49     289.93    350.92
Peer Group Index      100.00    127.90    162.28    236.01     188.45    219.63

      The Company constructs a peer group index consisting of companies operating in the same industries as the Company. Peer companies were grouped by industry and weighted by market capitalization. Industry indices were then weighted by the Company's asset mix, including chemicals, fertilizer, gold and steel. Appropriate peer industry groups were removed as the Company disposed of gold in 1995 and fertilizer in 1996. Steel was removed in 1997 as discussed below.

      Companies in the gold index were Agnico-Eagle Mines, Atlas Corporation, Battle Mountain Gold, Echo Bay Mines, Ltd. and FMC Gold. The fertilizer index consisted of FreeportMcMoRan Resource Partners, L.P., IMC Fertilizer Group/IMC Global and Terra Industries. The steel index consisted of New Jersey Steel and NS Group, but was omitted for 1997 in light of the Company's efforts to dispose of this business and to provide for a more meaningful peer group comparison. The current applicable index consists of Dexter Corporation, MacDermid, Inc., Olin Corporation through 1998 and Quaker Chemical. Arch Chemical succeeded Olin in January 1999 after Olin spun out its specialty chemical assets as Arch Chemical. Quantum Chemical was included in the chemicals index for years prior to 1994 but was removed from this group in 1994 after it was acquired by Hanson plc.

                     PROPOSAL II: APPROVAL OF THE AMENDMENT
                      TO THE 1998 LONG-TERM INCENTIVE PLAN

      An amendment to the Company's 1998 Long-Term Incentive Plan was adopted by the Board on March 7, 2000, subject to approval by the Company's stockholders at the Annual Meeting. The purpose of the Plan Amendment is to increase the number of shares of the Company's Common Stock authorized to be awarded under the Plan by 750,000, so that 1,700,000 total shares are authorized pursuant to the Plan, as amended (the "Plan Amendment"). (The Company's 1998 Long-Term Incentive Plan, as amended by the Plan Amendment, shall be referred to as the "Plan".) The purpose of the Plan is to further the growth in earnings and market appreciation of the Company by providing long-term incentives to directors and employees of the Company and its subsidiaries, partnerships and joint ventures. The Company exhausted all the shares originally authorized under the Plan by stock options granted on March 7, 2000, and also made certain conditional grants of stock options at the same time subject to stockholder approval of the Plan Amendment. (See "Grants Under the Plan" in the discussion following.) The Plan Amendment will allow the Company to make the awards in 2000 and in the future, which will further the Company's ability to attract, retain and motivate officers, directors and key employees of high caliber and good potential and promote the alignment of the participant's interests with that of the Company's stockholders. The Plan provides for the granting from time to time of incentive compensation in the form of stock options, stock appreciation rights, performance shares and performance units, restricted stock, supplemental payments and conversion awards ("Awards").

      Set forth below is a brief description of the major features of the Plan, which description does not purport to be complete and is qualified in all respects by the terms of the Plan, a copy of which is attached as Appendix A.

Administration

      The Plan shall be administered by the Board or a committee of at least two
(2) members appointed by the Board (the "Committee"), as the Board shall determine in its sole discretion from time to time. Each member of the Committee shall be a member of the Board and shall be considered a "non-employee" director within the meaning of Rule 16b-3 ("Rule 16b-3") as promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board or the Committee, as the case may be, has full and final authority to interpret the provisions of the Plan and to grant Awards pursuant to the Plan, provided, however, that the Company's Chief Executive Officer (or some other officer designated by the Board or the Committee) has the authority to grant Awards to newly hired employees who are not subject to Section 16 of the Exchange Act at the time such Award is granted, subject to such limitations as may be established by the Board or the Committee, as the case may be. In exercising its discretion with respect to the administration of the Plan, the Board has the option of administrating only certain aspects of the Plan, such as the determination and approval of Awards to be granted under the Plan and delegating the administration of the remaining aspects of the Plan to the Committee. Hereinafter in this description of the major features of the Plan, any references to the Committee shall be deemed to refer to the Board whenever the Board is administrating, pursuant to the discretion granted to it under the Plan, the aspect of the Plan to which said references relate.

Eligibility for Participation

      All Employees, Directors and Advisors of the Company or any subsidiary are eligible to participate in the Plan. The Committee has the sole discretion to determine and designate those Employees, Directors and Advisors that are to receive Awards. Since designation of participants is subject to the discretion of the Committee, the approximate number of eligible participants in the Plan is impossible to estimate at this time.

Shares Subject to the Plan

      If the proposal to amend the Plan to add 750,000 shares authorized pursuant to the Plan is approved by the Company's stockholders, then a maximum of 1,700,000 shares of the Company's $1.00 par value common stock (the "Common Stock") may be issued pursuant to the Plan, provided, however, that no more than 50,000 shares may be granted in the form of restricted stock Awards. Shares issued pursuant to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock held as treasury shares. Any shares forfeited pursuant to the terms of the Plan shall again be available for grant under the Plan. The maximum number of shares with respect to which any employee may be awarded stock options, restricted stock or stock appreciation rights in any calendar year is limited to an aggregate amount of 100,000 shares.

Awards

      Participants. The Committee has the discretion to grant any of the Awards described below to Employees, Directors or Advisors. These Awards are not transferable, except by will or the laws of descent or distribution, provided that the Committee may, in its sole discretion, when and if permitted by Rule 16b-3, establish guidelines providing for the irrevocable transfer, without payment of consideration, of any Stock Option, other than Incentive Stock Options, by the Participant to a member of the Participant's immediate family or to a trust, partnership or other pass-through entity whose beneficiaries are members of the Participant's immediate family.

      Stock Options. Options granted pursuant to the Plan may be either in the form of incentive stock options (which are options that meet the requirements of Section 422 of the Internal Revenue Code (the "Code")) or in the form of nonqualified stock options. A stock option gives the holder the right to purchase, during the term of the option, a number of shares of Common Stock at a price determined on the date the option is granted. The option exercise price and the time or times at which the option may be exercised are determined by the Committee at the time of grant, except that the option price may not be less than one hundred percent of the fair market value of the Common Stock on the date of grant. The value of the Company's Common Stock as of March 7, 2000 was $19.00. The option price may be paid in cash, or in the form of Common Stock owned by the option holder at least six months prior to exercise, based on the fair market value of such Common Stock on the date of exercise, or a combination of cash and Common Stock. In addition, an option holder may exercise an option by providing assurance from a broker registered under the Exchange Act of delivery of the proceeds of an imminent sale of the stock to be issued pursuant to the exercise. Stock options may be exercised at such time or times as may be specified at the time of grant, but in no event more than ten years after the date of grant.

      Stock Appreciation Rights ("SARs"). SARs may be granted in connection with all or any part of a previously or contemporaneously granted stock option or unrelated to any option. SARs entitle the holder, upon exercise of the SAR, to receive an amount equal to the difference between the fair market value of shares of Common Stock with respect to which the SAR is being exercised and the price specified by the Committee. Payment may be made in cash, in shares of Common Stock, or a combination of the two, as the Committee determines. A SAR may be exercised at such times as may be specified by the Committee provided that no SAR shall be exercisable earlier than six months after grant and no later than ten years after grant.

      Performance Shares and Performance Units. Performance Shares or Units give the holder the right to receive shares of Common Stock or a cash payment specified by the Committee at the end of a specified performance period if specified performance goals are met. Performance goals are related to the performance of the Company or one or more subsidiaries or a combination thereof. When circumstances occur that cause predetermined performance objectives to become an inappropriate measure of performance, the Committee, in its discretion, may adjust the performance goals, except for an Award intended to qualify under Section 162(m) of the Code.

      Restricted Stock. In a restricted stock Award, shares of Common Stock are granted to an employee for no consideration, but are subject to such conditions, terms and restrictions for such period or periods as shall be determined by the Committee or as expressly stated in the Plan. During the restricted period, the participants shall be entitled to vote the shares but shall not assign, transfer, pledge or otherwise encumber such shares. The Committee has the power to accelerate the termination of the applicable restricted period with respect to part or all of any restricted stock Award.

      Supplemental Payments. The Committee has the discretion to determine that any Award may provide for a supplemental payment to a participant after the exercise, lapse of restrictions or payment for such Award. The Committee shall set the terms and conditions of such supplemental payments, provided however, that the amount of the payment may not exceed, in the case of a stock option, the excess of fair market value on the date of exercise over the option exercise price multiplied by the number of shares for which such option is exercised, and in the case of a SAR, performance unit, performance share or restricted stock Award, the value of the shares and other consideration issued in payment of such Award.

Conversion Awards

      Employees designated by the Committee may make an irrevocable election to receive share units in exchange for some portion of their cash compensation (base salary or annual incentives). The maximum amount of cash compensation which may be exchanged for share units is the lesser of 30% or $30,000 of a year's base salary and the lesser of 50% or $50,000 of an annual incentive award. The share unit may be acquired at a per share exchange price of eighty-five percent of the fair market value of the Company's Common Stock determined as of the first business day in January in the year of election if base salary is deferred or the day the annual incentive award is approved by the Board if an annual incentive is deferred (the "Exchange Date"). All share units are subject to certain conditions, terms and restrictions set by the Committee and vest three years from the Exchange Date or, in the event of a Rollover Election (as defined below), two years from the effective date of the most recent Rollover Election. An Employee has the option to elect ("Rollover Election") to defer the vesting of any share unit for an additional period of two years by making an irrevocable Rollover Election at least six months prior to the vesting date of such share unit. There is no limit to the number of Rollover Elections an Employee may make with respect to a particular share unit. An Employee is also entitled to receive additional share units equal in value to the amount of cash dividends such Employee would have received had the Employee owned one share of the Company's Common Stock for each share unit owned by the Employee on each record dividend date.

      At such time as a share unit vests, such share unit will be returned to the Company and in exchange thereof the Employee is entitled to receive an amount equal to the average of the highest and lowest price for the Company's Common Stock on such date. Such payment in exchange for a share unit will be made in the form of cash or Company Common Stock as the Committee shall determine in its sole discretion. In the event an Employee owns unvested share units at the time such Employee's employment with the Company is terminated, each unvested share unit will be forfeited and in substitution thereof the Employee is entitled to receive a cash payment, the amount of which is determined by the circumstances under which the Employee's employment with the Company is terminated.

Adjustments

      In the event of any change in the capitalization of the Company by reason of a dividend, stock split or combination or any similar change or a merger, consolidation, recapitalization, reclassification of shares or similar reorganization, the Plan provides that the Committee may make certain adjustments, if any, to (a) the number of shares of stock which may be issued under the Plan, (b) the number of shares issuable and the exercise price per share pursuant to an outstanding Award theretofore granted under this Plan and,
(c) the number and kind of shares which may underlie an Award granted.

Duration of Plan; Amendment or Termination

      The Plan shall remain in effect until all Awards have been satisfied, but no Award shall be granted more then ten years after the date of approval of the Plan by the stockholders. The Committee may at any time suspend, terminate, modify or amend the Plan, but any amendment that requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other applicable law, rule or regulation shall not be effective unless approved by the requisite shareholder vote. In addition, no such action by the Committee may adversely affect any previously granted Award without the consent of the Award recipient.

Change in Control

      In the event of a "change in control" (as defined in the Plan), all outstanding stock options, SARs and other awards shall automatically become fully vested and exercisable in full.

Federal Income Tax Consequences

      The following is a brief and general discussion of the principal federal income tax rules applicable to Plan Awards:

      Stock Options. There is no tax incurred by the participant (or expense deduction for the Company) upon the grant. At the time of exercise of a nonqualified stock option, the difference between the exercise price and the fair market value of Common Stock on the date of exercise will constitute ordinary income to the participant. The Company will be allowed a deduction equal to the amount of ordinary income realized by the participant. In the case of incentive stock options, although no income is realized upon exercise and the Company is not entitled to a deduction, the excess of the fair market value on the date of exercise over the exercise price is treated by the participant as an adjustment for alternative minimum tax purposes. If the participant does not dispose of the shares acquired on the exercise of an incentive stock option within one year after their receipt or within two years after the grant of the stock option, gain or loss realized on the subsequent disposition of the shares will be treated as long-term capital gain or loss. Under current law, such long-term capital gain on incentive stock option shares is taxed at a maximum rate of 28% unless the shares are sold at least eighteen months after exercise and two years after grant, in which case the gain will be subject to a maximum tax rate of 20%. In the event of a disposition of shares within one year after exercise or within two years after the grant of the stock option, the participant may realize ordinary income and the Company will be entitled to a deduction, equal to the amount of such income, at the time such income is realized by the participant.

      SARs. The participant will not realize any income at the time of grant of a SAR. Upon the exercise of a SAR, any cash received and the fair market value on the exercise date of any shares of Common Stock received will constitute ordinary income to the participant. The Company will be entitled to a deduction in the amount of such income at the time of exercise.

      Restricted Stock. A participant normally will not realize taxable income upon an award of restricted stock, and the Company will not be entitled to a deduction, until the termination of the restrictions, except with respect to the dividends, or dividend equivalents, received by the participant. Upon termination of restrictions, the participant will realize ordinary income in an amount equal to the fair market value of the Common Stock at that time and the Company will be entitled to a deduction in the same amount. However, a participant may elect to realize ordinary income in the year the restricted stock is awarded in an amount equal to the fair market value of the Common Stock at the time of the Award, determined without regard to the restrictions. In this event, the Company will be entitled to a deduction in such year in the same amount, and any gain or loss realized by the participant upon subsequent disposition of the stock will be capital gain or loss. If, after making this election, any restricted stock is forfeited, or if the market value at vesting is lower than the amount on which the participant was taxed, the participant cannot then claim an ordinary deduction, but may claim a capital loss.

      Performance Shares and Performance Units. A participant normally will not realize taxable income upon the award of performance units or performance shares. Subsequently, when conditions and requirements established with respect to grants made in shares of Common Stock have been satisfied so that the shares are no longer subject to a substantial risk of forfeiture, then an amount equal to the fair market value of any shares of Common Stock received will constitute ordinary income to the participant in the year in which such event occurs, and the Company will be entitled to a deduction in the same amount. Recipients of Performance Awards made in shares of Common Stock may make an election to realize ordinary income in the year of receipt in the same manner as described above for recipients of restricted stock Awards. A Participant normally will not realize taxable income on Performance Units, which represent a contingent unfunded promise to pay cash or property in the future, until all conditions or requirements applicable to such Performance Units have been satisfied and the promised amount has become immediately payable. At the time, the cash amount or fair market value of property payable will constitute ordinary income and the Company will be entitled to a deduction in the same amount.

      Conversion Awards. A Participant normally will not realize taxable income upon the award of share units, and the Company will not be entitled to a deduction until the conditions and requirements placed on the award have lapsed. The Company will also not be entitled to a deduction for any additional share units awarded to the participant on account of dividends paid on the Company's Common Stock until the conditions and requirements placed on such additional share units have lapsed. Subsequently, when all conditions and requirements established with respect to the share unit have lapsed, any cash or Common Stock received in exchange thereof will constitute ordinary income to the participant in the year in which paid in the case of cash payments and when no longer subject to a substantial risk of forfeiture in the case of payments in the form of Common Stock, and the Company will be entitled to a deduction in the same amount.

      Withholding. The Company shall have the right to reduce the number of shares of Common Stock deliverable pursuant to the Plan by an amount which would have a fair market value equal to the amount of all federal, state, or local taxes required to be withheld, or to deduct the amount of such taxes from any cash payment to be made to the participant, pursuant to the Plan or otherwise.

Grants Under the Plan

      Because a Participant's eligibility for Awards under the Plan and the amount of any such Awards are determined by the Committee or the Board, as the case may be, the nature and amounts of future benefits under the Plan are not currently determinable. All Awards thereunder will be made at the discretion of the Committee or the Board, as the case may be, in accordance with policies and guidelines in effect from time to time. On March 7, 2000, the Board granted, subject to stockholder approval at the Annual Meeting of the Plan Amendment, a total of 378,050 nonqualified stock options under the Plan. Of these options, 177,288 remaining Plan shares were granted prorata, and the remaining 203,910 shares were granted from the additional shares subject to stockholder approval of the Plan Amendment. These options will vest and become exercisable on September 7, 2000, and will expire on March 7, 2010. Each option has a per share exercise price of $19.00, which was the fair market value of the Company's Common Stock on the date of the grant. If the Company's stockholders do not approve the Plan Amendment at the Annual Meeting, the amendment will not become effective and that portion of the March 2000 grants subject to stockholder approval will be voided. The following table sets forth for the following persons the number of shares and corresponding values relating to the outstanding options granted under the Plan in March 2000 which are subject to such stockholder approval: the executive officers included in the Summary Compensation Table on page 13, all current executive officers as a group, all non-executive officer directors as a group, each nominee for election as a director and all other employees as a group.

                                                                       Dollar       Number of
                                                                      Value(1)      Shares(2)
                                                                      --------      ---------
Executive Officers Listed in Summary Compensation Table:
      J.Kelley Williams, Chairman & Chief Executive Officer.......      846,659       44,561
      R.Michael Summerford, President & Chief Operating Officer...      529,017       27,843
      George M. Simmons, President of First Chemical Corporation..      212,420       11,180
      P. Jerry Coder, President of EKC Technology, Inc............      194,636       10,244
      J. Steve Chustz, General Counsel............................      198,189       10,431
Executive Officers as a Group (12 persons)........................    2,625,800      138,200
Non-Executive Officer Directors as a Group (12 persons)...........      182,856        9,624
Nominees for Election as a Director:
      Richard P. Anderson.........................................       15,238          802
      Michael J. Ferris...........................................       15,238          802
      John F. Osborne.............................................       15,238          802
      William A. Percy, II........................................       15,238          802
      R. Gerald Turner............................................       15,238          802
Non-Executive Officer Employees as a Group (41 persons)...........    1,110,398       58,442

----------
(1) Based on the per share value of the Company's Common Stock on March 7, 2000 of $19.00.
(2) The shares reflected in this column represent shares underlying options granted under the Plan on March 7, 2000.

              THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT TO THE
                          1998 LONG-TERM INCENTIVE PLAN

      Voting Procedures for Approval of the Plan Amendment. Stockholders have the right to vote "For", "Against" or "Abstain" when voting on the adoption of the Plan Amendment. Pursuant to the Company's bylaws and Mississippi law, the presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum to convene the Annual Meeting. Therefore, any proxy authorized to be voted at the Annual Meeting on any matter, whether or not marked to "Abstain" or to effect a broker non-vote, will be counted in establishing a quorum. Approval of the Plan Amendment will require the affirmative vote of the holders of a majority of the shares represented at the Annual Meeting and entitled to vote for approval of the Plan

      Amendment, in person or by proxy. Consequently, abstentions will have the effect of a vote against the Plan Amendment, but broker non-votes will not affect the outcome of the vote. In the absence of specific instructions, proxies will be voted for the approval of the Plan Amendment.

                                    AUDITORS

      The accounting firm of KPMG LLP ("KPMG") was approved by the Board to serve as independent auditor of the Company for 2000.

      KPMG has served as independent auditor of the Company for the past four
(4) years, and served as First Mississippi's independent auditor for 33 years prior to the ChemFirst Distribution. The Company has been advised that neither KPMG nor any of its associates has a material interest in the Company or any affiliate thereof. Representatives of KPMG are expected to be present at the Annual Meeting of Stockholders, will be afforded an opportunity to make a statement, if they desire, and will be available to respond to appropriate questions from stockholders.

                                    FORM 10-K

      Stockholders may obtain without charge a copy of the Company's Form 10-K for the fiscal year ended December 31, 1999 filed with the Securities and Exchange Commission by calling or writing the Company's Investor Relations Department, 700 North Street, Jackson, Mississippi 39202, telephone (601) 948-7550.

                                  OTHER MATTERS

      The management of the Company knows of no other matter which may come before the Annual Meeting. However, if any matter other than those referred to herein should properly come before the meeting, the proxies will be voted with respect thereto in accordance with the judgment of the proxy holder.

      Please sign the enclosed proxy and return it in the return envelope promptly.


                                       JAMES L. McARTHUR
                                       Secretary

                                                                      Appendix A
                                         (Marked to show amendment to Section 5)

                                 ChemFirst Inc.
                          1998 Long Term Incentive Plan

1. Purpose

      The purpose of this Plan is to further the growth in earnings and market appreciation of ChemFirst Inc. by providing long-term incentives to directors, officers, advisors and employees of the Company and its subsidiaries, partnerships and joint ventures. The Company intends that the Plan will help attract, retain and motivate officers, directors, advisors and key employees of high caliber and good potential and promote the alignment of the participants' interests with that of the Company's shareholders.

2. Definitions

      For purposes of this Plan, the following terms shall have the meanings set forth below:

      "Advisor" means a non-employee consultant to the Board of Directors of the Company or a Subsidiary.

      "Annual Incentive" means an amount payable pursuant to any short term incentive compensation plan or sales incentive plan of the Company.

      "Award" means an award granted under this Plan.

      "Base Salary" means the regular salary paid to an employee. Base Salary shall not include bonuses or other forms of compensation which are not considered regular earnings by the Company.

      "Board" means the Board of Directors of the Company.

      "Change of Control" shall have the meaning set forth in Paragraph 18.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      "Committee" means the committee appointed by the Board to administer the Plan as a whole or certain aspects of the Plan. The Committee shall consist of two or more members of the Board who are "nonemployee directors" within the meaning of Rule 16b-3.

      "Company" means ChemFirst Inc.

      "Conversion Award" means an Award issued in place of cash compensation, pursuant to Paragraph 7 of the Plan.

      "Director" means a member of the Board of Directors of the Company or a Subsidiary.

      "Employee" means any officer or other employee of the Company or a Subsidiary.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      "Exchange Date" means the date upon which the replacement of cash compensation with a Conversion Award is to take effect. For purposes of:

            (a) Base salary, that date shall be the first business day of January in the calendar year for which an election has been made to replace cash compensation with a Conversion Award.

            (b) Annual incentives, that date shall be the date on which the incentive award is approved by the Board of Directors.

      "Fair Market Value" means, as of any date, the average of the highest and lowest prices at which the Stock is traded on such date on the principal market on which the Stock is traded, or if the Stock is not traded on such date, on the immediately preceding date on which the Stock is traded.

      "Incentive Stock Option" means an option meeting the requirements of
Section 422 of the Code.

      "Nonqualified Stock Option" means an option that is not an Incentive Stock Option.

      "Participant" means an Employee, Director or Advisor who has been selected by the Committee to receive an Award under the Plan.

      "Performance Period" means the period of time designated by the Committee in which an Award may be earned.

      "Performance Shares" means shares of Stock that may be earned under the Plan, subject to the satisfaction of certain performance criteria over a Performance Period.

      "Performance Units" means a dollar denominated unit that may be earned under the Plan, subject to the satisfaction of performance criteria over a Performance Period.

      "Plan" means this ChemFirst Inc. 1998 Long Term Incentive Plan, as amended from time to time.

      "Restricted Stock" means shares of stock that may be earned under the Plan, subject to continued employment or other vesting criteria.

      "Rollover Election" means election to defer vesting of share units for an additional Restricted Period beyond the existing Vesting Date of Record. The effective date of a Rollover Election shall be the day on which the applicable share unit would have vested absent such election.

      "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, as amended from time to time.

      "Share Unit" is the right to receive an amount of cash or Stock equal to the value of a share of Stock at a future date in exchange for a vested Share Unit.

      "Stock" means the common stock of the Company.

      "Stock Option" means an option granted pursuant to the Plan, whether an Incentive Stock Option or a Nonqualified Stock Option.

      "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company has at least a fifty percent beneficial ownership interest.

      "Vesting Date of Record" means the date on which a Share Unit fully vests.

3. Administration

      The Plan shall be administered by the Board and/or the Committee, as the Board shall determine in its sole discretion from time to time. In exercising its discretion with respect to the administration of the Plan, the Board shall have the option of administrating only certain aspects of the Plan, such as the determination and approval of Awards to be granted under the Plan, and delegating the administration of the remaining aspects of the Plan to the Committee. The Board and/or the Committee, as the case may be, shall have full and final authority in its discretion to conclusively interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the Participants to whom Awards shall be made under the Plan; to determine the type of Award to be made and the amount, size and terms of each such Award; to determine the time when Awards will be granted to Participants; and to make all other determinations necessary or advisable for the administration of this Plan. Notwithstanding the above, the Company's Chief Executive Officer or some other officer designated by the Board or the Committee, as the case may be, shall have the authority to grant Awards to newly hired employees who are not subject to Section 16 of the Exchange Act at the time such Award is granted, subject to such limitations as may be established by the Board or the Committee, as the case may be. All provisions elsewhere in this Plan dealing with administration of and decisions under this Plan which refer to the Committee shall be deemed to refer to the Board whenever the Board is administrating, pursuant to this Section 3, the aspect of the Plan to which said provision relates.

4. Participation

      The Committee, in its discretion, may grant Awards to any Participant, subject to the provisions of the Plan. No Participant shall be entitled as a matter of right to receive an Award, nor shall the grant of an Award entitle a Participant to receive any future Award.

5. Shares Subject to the Plan

      (a) A maximum of 1,700,000 shares of Stock (including 950,000 shares originally authorized by the Plan and 750,000 shares added by Amendment No. 1 to the Plan), may be issued in satisfaction of any type of Award pursuant to the Plan provided, however, that no more than 50,000 shares may be granted in the form of Restricted Stock Awards. The total number of shares authorized and the number of shares which may be granted in the form of Restricted Stock Awards are subject to adjustment pursuant to Paragraph 15. Shares issued pursuant to the Plan shall be either authorized but unissued shares of Stock or shares of Stock held as treasury stock.

      (b) To the extent that any Award is canceled or forfeited, or terminates, expires, or lapses for any reason, any unissued shares of Stock subject to such Award shall again be available for grant under the Plan.

      (c) Any Awards granted in substitution for awards or rights issued by a company that is acquired by the Company or a Subsidiary shall not reduce the number of Shares available for grant under the Plan.

      (d) Subject to adjustment pursuant to Paragraph 15, the maximum number of shares of Stock with respect to which any Employee may be awarded Stock Options, Restricted Stock or Stock Appreciation Rights in any calendar year under Paragraph 6 shall total no more than 100,000 shares.

6. Awards to Participants

      As the Committee may determine, the following types of Awards may be granted under the Plan to Participants, either alone, in combination or an alternative basis:

      (a) Stock Options: Stock Options shall be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee. Stock Options shall be granted with an exercise price which shall not be less than one hundred percent of Fair Market Value on the date of grant, or, if in substitution for a stock option previously granted an employee of an entity acquired by the Company or by a Subsidiary, with an exercise price that reflects the relative values of Company Stock and stock of the acquired entity and the employee's exercise price under such previously granted option.

      Incentive Stock Options shall comply with the provisions of Section 422 of the Code and to the extent the aggregate fair market value (determined as of the time the Incentive Stock Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year under all plans of the Company and its Subsidiaries exceeds $100,000, such options shall be treated as Nonqualified Stock Options.

      A Stock Option may be exercised at such times as may be specified by the Committee at the time of grant, provided that no Stock Option granted under this Paragraph 6 shall be exercisable later than ten years after grant, or, in the case of Participants subject to Section 16 of the Exchange Act, earlier than six months after grant and provided further that the Committee may at any time before complete termination of a stock option, accelerate the time or times at which such option may be exercised, in whole or in part.

      (b) Stock Appreciation Rights: Stock Appreciation Rights shall entitle a Participant to receive upon exercise, for each stock appreciation right exercised, (i) the excess of the Fair Market Value of a share of Stock at the time of exercise, over a price specified by the Committee, multiplied by (ii) the number of Stock Appreciation Rights exercised. The price specified by the Committee shall not be less than one hundred percent of Fair Market Value at the time the Stock Appreciation Right was granted, or, if connected with a previously issued stock option, the Fair Market Value at the time such previously issued stock option was granted, or, if in substitution for a stock appreciation right previously granted an employee of an entity acquired by the Company or by a Subsidiary, a price that reflects the relative values of Company Stock and stock of the acquired entity and the employee's price under such previously granted stock appreciation right. A Stock Appreciation Right may be granted in tandem with all or any portion of a previously or contemporaneously granted stock option (including, in addition to Stock Options granted under the Plan, options granted under other plans of the Company), or not in connection with a stock option.

      Payment pursuant to a Stock Appreciation Right may be made in the form of Stock, cash or a combination thereof, as the Committee may determine. A Stock Appreciation Right may be exercised at such times as may be specified by the Committee, either at the time of grant or thereafter, provided that no Stock Appreciation Right shall be exercisable earlier than six months after grant (except that earlier exercise may be permitted in the case of a Stock Appreciation Right substituted for a stock appreciation right previously issued by an acquired entity) nor later than ten years after grant.

      (c) Performance Shares and Performance Units: An Award of Performance Shares or Performance Units shall entitle a Participant to receive Stock or a cash payment specified by the Committee, depending upon the attainment of performance criteria over a Performance Period. The Performance Period and performance criteria shall be specified by the Committee and may relate to the performance of the Company or one or more Subsidiaries or a combination thereof. Other than an Award intended to qualify under Section 162(m) of the Code, the Committee may adjust previously established performance criteria and other terms and conditions of an Award, at any time prior to the determination of the payment amount, to reflect major unforeseen events such as changes in laws, regulations or accounting policies or procedures, mergers, acquisitions or divestitures or extraordinary, unusual or non-recurring items or events, in each case in order to prevent dilution or enlargement of rights.

      Payment pursuant to an Award of Performance Shares or Performance Units shall be made following the Committee's determination of the extent to which the performance criteria were satisfied, and shall be made in the form of Stock, cash or a combination thereof, as the Committee may determine. Payment shall be made as promptly as practicable following the end of the Performance Period unless deferred subject to such terms and conditions as may be prescribed by the Committee. The Committee may authorize payments in Stock (in the form of any Award available under the Plan) under any previously existing performance unit or performance share plans of the Company or any Subsidiary.

      (d) Restricted Stock: Awards of Restricted Stock shall be issued in the name of a Participant as soon as practicable following the date of grant by the Committee. Such Awards shall be subject to such conditions, terms and restrictions (including performance-based or employment-based vesting, forfeiture conditions and transfer restrictions) and shall be for such period or periods as shall be determined by the Committee or as expressly stated in the Plan. The Committee shall have the power to permit an acceleration of the expiration of the applicable restriction period with respect to all or part of the shares awarded to a Participant pursuant to a Restricted Stock Award.

      During the restricted period, a Participant holding shares of Restricted Stock shall have all the rights of a shareholder, including the right to vote and receive dividends, but shall not sell, assign, transfer, exchange, pledge, hypothecate or otherwise encumber such shares. Shares of Restricted Stock shall bear such legends as the Company may specify, until such time as the restrictions on the shares shall lapse, as determined by the Committee.

      (e) Supplemental Payments: Subject to the Committee's discretion, any Award under this Paragraph 6 may provide for a supplemental payment by the Company or a Subsidiary to a Participant after the exercise, payment or lapse of restrictions under the Award. Such supplemental payments shall be subject to such terms and conditions as shall be provided by the Committee at the time of grant, provided that in no event shall the amount of each payment exceed:

            (i) In the case of a Stock Option, the excess of Fair Market Value on the date of exercise over the Stock Option exercise price, multiplied by the number of shares for which such Stock Option is exercised, or

            (ii) In the case of a Stock Appreciation Right, Performance Unit, Performance Share or Restricted Stock Award, the value of the shares and other consideration issued in payment of such Award.

      (f) Performance-Based Payments: Any Awards, grants, or other payments described or referenced in this Plan and designed to provide incentives to participants for whom the Committee determines that compensation deductible by the Company would be subject to limitation under Section 162(m) of the Code may be made in a form intended to constitute "performance-based compensation" deductible under Section 162(m) (4) (C). The payment of any amounts in such form (other than amounts payable under Stock Options or Stock Appreciation Rights, granted in either case with an exercise price or SAR price equal to at least Fair Market Value at grant, or associated Supplemental Payments under subparagraph 6(e) included in such grant) shall be contingent on attainment of objective performance goals pre-established by the Committee and based, subject to such further definition and adjustments as the Committee may specify in establishing such goals, on one or more of the following business criteria: earnings per share, total shareholder return, net income, cash flow, performance against budget targets, return on equity, or return on capital.

      When establishing such performance goals, the Committee shall contemporaneously prescribe the Performance Period during which such goals are to be attained and the maximum amount payable (subject to Committee discretion to decrease but not to increase such amount) on their attainment. The maximum amount that the Committee may prescribe as payable to any "covered employee" within the meaning of Section 162(m) (excluding amounts payable under Stock Options, Stock Appreciation Rights or associated Supplemental Payments) shall not exceed (i) $500,000 in the case of a Performance Period of one year or less and (ii) $400,000 multiplied by the number of years in the Performance Period in the case of a Performance Period of more than one year. In determining whether an amount payable is within the maximum amounts described in the preceding sentence, the amount payable shall be valued at the date following completion of the Performance Period during which such amount would be initially payable absent any elective deferral to a future date.

      Any Awards, grants or other payments of performance-based compensation pursuant to this subparagraph 6(f), and any grants of Stock Options or Stock Appreciation Rights or associated Supplemental Payments intended to be exempt from the limitations of Section 162(m) of the Code, shall be made by a Committee consisting solely of two or more "outside directors" within the meaning of
Section 162(m).

7. Conversion Awards - Employees

      (a) Employees designated by the Committee may elect, subject to the following provisions and such terms and conditions as shall be determined by the Committee, to receive Share Units in exchange for cash compensation otherwise payable to such individuals by the Company:

            (i) Share Units may be acquired by an Employee at a per share exchange price of eighty-five percent of the Fair Market Value of a share of stock determined as of the Exchange Date.

            (ii) Share Units issued to Employees shall be subject to those conditions, terms and restrictions as the Committee may require and shall vest three (3) years from Exchange Date or in the event of a Rollover Election by Employee, two (2) years from effective date of last Rollover Election. For purposes of this Agreement, this three
            (3) year vesting period, plus any extensions thereof pursuant to a Rollover Election, shall be hereinafter referred to as the "Employee Restricted Period", the initial three (3) year vesting period shall be hereinafter referred to as the "Initial Employee Restricted Period" and any two (2) year extension of the Employee Restricted Period pursuant to a Rollover Election shall be hereinafter referred to as a "Rollover Employee Restricted Period". Employee shall have the option to defer the vesting of any Share Unit issued hereunder for an additional period of two (2) years by making an irrevocable Rollover Election at least six (6) months prior to the date on which such Share Unit vests under the terms of Section 7. There is no limit to the number of Rollover Elections Employees may make with respect to a particular Share Unit.

            (iii) With respect to annual incentives, it is expressly understood that Employees have no right to any annual incentive award if terminated for any reason prior to the end of the Performance Period. Further, Employees who are employed at the end of the Performance Period will not be entitled to any award unless the Board determines in its sole and absolute discretion to grant such award.

            (iv) In addition, no cash or other property will be set aside in a trust or other account to secure the Company's performance under this Plan. Assets to be paid to Employees under this Plan will be subject to the claims of the Company's general creditors.

            (v) Employees cannot transfer, pledge, or assign any of the benefits under this Plan.

            (vi) No interest will accrue or be paid with respect to any amounts deferred under the Plan.

      (b) At a time specified by the Committee which is prior to the Exchange Date for base salary and at least six (6) months prior to the end of the applicable fiscal year for annual incentives, Employee may make an irrevocable election to defer up to the lesser of 30% or $30,000 of a year's base salary and/or up to the lesser of 50% or $50,000 of an annual incentive award (for purposes of this Agreement, the "Deferral Amount") and exchange it for Share Units in accordance with the following provisions and such other terms, conditions and limitations as shall be determined by the Committee from time to time:

      An Employee's base salary or annual incentive award may be exchanged for Share Units in the following manner:

            (1) If an Employee elects to receive Share Units, he or she shall receive that number of units equal in value to the Deferral Amount, as determined pursuant to Subparagraph (a)(i) above. The Deferral Amount shall be deducted from the Employee's base salary in equal installments beginning the month of the Exchange Date, or, in the case of annual incentive, the full Deferral Amount shall be deducted from the applicable annual incentive award at the time of payment.

            (2) Except as otherwise determined by the Committee, if the Employee's employment with the Company or a Subsidiary is terminated by the Company or Subsidiary for cause during the Employee Restricted Period or the Employee voluntarily terminates his employment during the Initial Employee Restricted Period with respect to a Share Unit, such non-vested Share Unit shall be forfeited and returned to the Company and in substitution thereof the Employee shall receive a cash payment equal to, (x) the lower of the Fair Market Value of the Share Unit (for purposes of this Agreement, Fair Market Value of a Share Unit shall be the average of the highest and lowest company stock price on the day of valuation or, if the Company's stock is not traded on such date, on the immediately preceding trading date) on the date of termination or the Deferral Amount, multiplied by (y) the percentage of the Deferral Amount collected by the Company prior to the date of termination.

            In the event Employee voluntarily terminates his or her employment with the Company or a Subsidiary during a Rollover Employee Restricted Period with respect to a Share Unit, such non-vested Share Unit shall be forfeited and returned to the Company and in substitution thereof, the Employee shall receive a cash payment equal to (i) the Fair Market Value of the Share Unit on the effective date of the most recent Rollover Election if the Fair Market Value of such Share Unit on the date of termination is higher than the Fair Market Value of such Share Unit on the effective date of the most recent Rollover Election or (ii) the lower of the Fair Market Value of the Share Unit on the date of termination or the Deferral Amount if the Fair Market Value of such Share Unit on the date of termination is lower than the Fair Market Value of such Share Unit on the effective date of the most recent Rollover Election.

            In the event Employee's employment with the Company is terminated by the Company without cause or Employee's employment is terminated due to Employee's Death, Disability, or Normal Retirement (which for purposes of this Section 7 shall be defined as retirement at age 65 or older) or termination is for any reason not specified elsewhere in this Subparagraph (b)(2) during an Employee Restricted Period with respect to a Share Unit, each such non-vested Share Unit shall be forfeited and returned to the Company and in substitution thereof Employee shall receive a cash payment equal to (x) the higher of the Fair Market Value of the Share Unit on the date of termination or the Deferral Amount, multiplied by (y) the percentage of the Deferral Amount collected by the Company prior to the date of termination.

      (c) During any Employee Restricted Period, Employee shall be entitled to receive additional Share Units equal in value (based on the Fair Market Value of a Share Unit on the record dividend date) to the amount of cash dividends said Employee would have received had he or she owned one (1) share of the Company's Common Stock for each Share Unit owned by such Employee on each record dividend date during such Employee Restricted Period.

      (d) Once a Share Unit becomes vested, each Share Unit shall be returned to the Company in exchange for payment in the form of cash or stock, as determined by the Committee, in an amount equal to the Fair Market Value of the Share Unit on the Vesting Date of Record. Payment shall be made within ninety (90) days of vesting.

8. Stock Option Exercise

      (a) The exercise price for Stock Options issued under the Plan shall be paid in full when the Stock Option is exercised. The exercise price may be paid
(i) in cash, (ii) in whole shares of Stock owned by the option holder at least six months prior to exercise, valued at Fair Market Value on the date of exercise, or (iii) by a combination of such methods of payment. In addition, a Stock Option holder may exercise the Stock Option by providing assurance from a broker registered under the Exchange Act of the delivery of the proceeds of an imminent sale of the Stock to be issued pursuant to the exercise of the Stock Option, such sale to be made at the direction of the Stock Option holder. In the case of Participants, the foregoing shall be subject to such terms, conditions and limitations as the Committee may specify from time to time.

      (b) The holder of a Stock Option shall have none of the rights of a shareholder until exercise of the Option and the issuance of shares of Stock pursuant to it.

9. General Restrictions

      The Committee may, in its sole discretion, elect to defer the exercise, vesting or payment of an Award (or any part thereof) granted under the Plan, if necessary to avoid the loss of a deduction by the Company under Section 162(m) of the Code.

10. Rights of a Participant

      A Participant receiving any Award under the Plan, unless otherwise provided by the Plan or decided by the Committee, shall have no rights as a shareholder unless and until certificates for shares of stock are issued to him.

11. Termination of Employment or Service

      (a) Except as provided in Paragraph 7, the effect of termination of a Participant's employment with the Company upon any outstanding Awards shall be determined by the Committee in its sole discretion as specified in the documentation evidencing a particular award.

      (b) Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employment or service of the Company or its Subsidiaries as an Participant, or affect any right which the Company or such Subsidiaries may have to terminate the employment or service of such Participant. For purposes of this Plan and notwithstanding anything to the contrary contained elsewhere in this Plan, no termination of a Participant's employment, Board service, or consulting service with the Company within the meaning of this Plan shall be deemed to have occurred by virtue of the Company entering into any agreement with respect to, the public announcement of, the approval by the Company's shareholders or directors of, or the consummation of, any transaction or series of integrated transactions, if, prior to the occurrence of such transaction or series of integrated transactions, a majority of the Continuing Directors (as defined in Section 18 hereof) then in office determine that such transaction or series of integrated transactions should not be treated as a termination of a Participant's employment or Board service or consulting service with the Company within the meaning of this Plan.

12. Withholding

      The Company shall have the right to withhold from any payments made under this Plan, or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a Participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of shares of Stock pursuant to this Plan, the Participant may satisfy this obligation in whole or in part by electing to have the Company withhold from such distribution shares of Stock having a value equal to the amount required to be withheld. The value of the shares of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld shall be determined. The rules governing such withholding elections, including the date or dates by which such an election must be made, shall be determined by the Committee as necessary and in compliance with Rule 16b-3.

13. Restrictions on Transfer

      Except as otherwise provided in this Paragraph 13, no Stock Option or other Award under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant. The Committee may, in its sole discretion, when and if permitted by Rule 16b-3, establish guidelines providing for the irrevocable transfer, without payment of consideration, of any Stock Option, other than Incentive Stock Options, by the Participant to a member of the Participant's immediate family or to a trust, partnership or other pass-through entity, whose beneficiaries are members of the Participant's immediate family. For purposes of this Paragraph 13, the term "immediate family" shall include the Participant's spouse, children and grandchildren.

14. Non-Uniform Determinations

      The Committee's determinations under the Plan (including without limitation determinations of the Participants to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by the Committee selectively among Participants who receive, or are eligible to receive, Awards under the Plan, whether or not such Participants are similarly situated.

15. Adjustments in Stock and Related Adjustments

      In the event of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or other rights, stock dividend, stock split or reverse stock split, cash dividend, property dividend, including, without limitation, a distribution of the stock of a Subsidiary, combination or exchange of shares, repurchase of shares, or any other change in the capital structure of the Company in order to prevent dilution or enlargement of rights, the Committee shall determine the appropriate adjustments, if any, to
(a) the number of shares of stock which may be issued under the Plan, (b) the number of shares issuable and the exercise price per share pursuant to an outstanding Award theretofore granted under this Plan and, (c) the number and kind of shares which may underlie an Award granted pursuant to Paragraph 5(d).

16. Amendment or Termination

      The Committee at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that an amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m), or Section 422 of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. No suspension, termination, modification or amendment of the Plan may adversely affect any Award previously granted without the written consent of the Participant.

17. Duration of the Plan

      The Plan shall remain in effect until all Awards under the Plan have been satisfied by the issuance of Stock or the payment of cash, but no Award shall be granted more than ten years after the date the Plan is approved by the shareholders of the Company, which shall be the Plan's effective date.

18. Change of Control

      For purposes of the Plan, a "Change of Control" shall have occurred if:

      (a) Any corporation, person or other entity (other than the Company) makes a tender or exchange offer for shares of Stock and shares are purchased pursuant thereto ("Offer");

      (b) More than fifty percent of the Company Stock is acquired by any person or group;

      (c) During the period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of the period); or

      (d) The shareholders of the Company approve a definitive agreement to merge the Company with another corporation where the Company is not the surviving corporation or survives only as a subsidiary of another corporation, to consolidate the Company with another corporation, or sell or otherwise dispose of substantially all of the Company's assets.

      In the event of the occurrence of a Change of Control, then from and after the date of the first purchase of Stock pursuant to the Offer, or the date on which public announcement of the acquisition of such percentage of stock shall have been made, or the date on which such change in the composition of the Board shall have occurred, or the date of any such shareholder approval, all Stock Options and Stock Appreciation Rights and other Awards granted pursuant to the Plan which remain outstanding shall automatically become exercisable in full, whether or not otherwise exercisable, and all other Awards under the Plan shall be vested as determined by the Committee. Notwithstanding the foregoing, no "Change of Control" shall be deemed to have occurred by virtue of any of the events set forth above if, prior to the occurrence of such event, a majority of the Continuing Directors then in office determine that such event should not be treated as a "Change of Control" for purposes of this Plan. "Continuing Director" shall mean any member of the Board of Directors of the Company who is a member of the Board of Directors as of the date of this Agreement and any person who subsequently becomes a member of the Board of Directors, if such person's nomination for election or election to the Board of Directors is recommended or approved by a majority of the Continuing Directors.

19. Intent; Separability

      All Incentive Stock Options granted hereunder are intended to comply with
Section 422 of the Code and, to the extent applicable, Section 424 of the Code, and all provisions of this Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent. This Plan and all Stock Options, stock appreciation rights, and other awards and rights granted hereunder are intended to satisfy the conditions of Rule 16b-3, as amended, and all provisions of this Plan and all Stock Options, Stock Appreciation Rights, and other awards and rights granted hereunder shall be construed in such manner as to effectuate that intent. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as it may be amended from time to time) or Sections 422 and 424 of the Code (as they may be amended from time to time), then such terms or provisions shall be deemed inoperative to the extent that they so conflict with such requirements.

20. Governing Law

      To the extent that Federal laws do not otherwise control, this Plan shall be construed in accordance with and governed by the law of the state of Mississippi.

[LOGO] ChemFirst Inc.                                        2000 ANNUAL MEETING

      You are cordially invited to attend the annual meeting of stockholders of ChemFirst Inc. The meeting will be held Tuesday, May 23, 2000, at 1:30 p.m.
(CST) at the Hilton Jackson, 1001 East County Line Rd, Jackson, Mississippi.

      Please mark the boxes on the proxy card to indicate how your shares should be voted. Sign and return your proxy as soon as possible in the enclosed postpaid envelope. To vote in accordance with the Board of Directors' recommendations, just sign and date the proxy card where indicated -- no boxes need be checked.

      Votes are tabulated by The Bank of New York, the Company's transfer agent. Any comments noted on the proxy card or an attachment will be forwarded to the Corporate Secretary by Bank of New York. Please indicate if you have comments by marking the appropriate box.


/s/ James L. McArthur

James L. McArthur
Secretary

                             Detach Proxy Card Here
            [GRAPHIC OMITTED]                     [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

Election      |X|  FOR all nominees   |X| WITHHOLD AUTHORITY     *EXCEPTIONS |X|
of Directors       listed below           to vote for all
                                          nominees listed below.


Nominees: Three year term to expire in 2003 - Michael J. Ferris, John F.
          Osborne, William A. Percy II and R. Gerald Turner
          One year term to expire in 2001 - Richard P. Anderson

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the "Exceptions" box and write that nominee's name in the space provided below).

* Exceptions____________________________________________________________________
Amendment to the 1998 Long-Term Incentive Plan


FOR |X|   AGAINST |X|   ABSTAIN |X|

In their discretion upon such other matters as may properly come before the meeting. (Crossout if vote is withheld)

I will                          Change of Address
attend meeting. |X|             and or Comments Mark Here  |X|

NOTE: Please sign exactly as name appears hereon. Joint owners each sign. When signing as attorney, executor, administrator, trustee, or guardian please give full name as such.

DATE____________________________________________________________________________


________________________________________________________________________________
                                  SIGNATURE(S)

________________________________________________________________________________
                                  SIGNATURE(S)

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.

Votes MUST be indicated (x) in Black or Blue ink.        |X|

                               Please Detach Here

                 You Must Detach This Portion of the Proxy Card
                  Before Returning it in the Enclosed Envelope
[GRAPHIC OMITTED]                                              [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

                                 CHEMFIRST INC.
           This Proxy is Solicited on Behalf of the Board of Directors
                     for the Annual Meeting on May 23, 2000

      The undersigned hereby appoints Paul A. Becker, Dan F. Smith, and Leland
R. Speed, and each of them, with the power of substitution and revocation, as attorneys and proxies to appear and vote all shares of Common Stock held by the undersigned, at the Annual Meeting of ChemFirst Inc. to be held on May 23, 2000 and at any and all adjournments thereof, and the undersigned hereby instructs said proxies to vote as indicated on all matters referred to on the reverse side and described in the proxy statement for the meeting, and in accordance with their judgment on all other matters that may properly come before the meeting.

      All proxies will vote as specified on the reverse side. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL VOTE (1) FOR the election of the director nominees, (2) FOR the Amendment to the 1998 Long-Term Incentive Plan and (3) on all other matters that may properly come before the meeting in accordance with their judgment. To vote FOR the Board of Directors' recommendations, just sign and date the reverse side -- no boxes need be checked.

                                           CHEMFIRST INC.
See Reverse Side                           P.O. BOX 11270
                                           NEW YORK, N.Y. 10203-0270